As Filed with Securities and Exchange Commission on January 7, 2003

                                     Securities Act Registration No. ___ - _____
                               Investment Company Act Registration No. _________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[X]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]          Pre-Effective Amendment No. ___________
[ ]          Post-Effective Amendment No. __________
                                     and/or
[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]     Amendment No. _________
                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
           (Exact name of the registrant as specified in its charter)

            NEVADA                            6799                           83-6050683
(State or other jurisdiction of   (Primary Standard Industrial   (I.R.S. Employer Identification No.)
incorporation or organization)    Classification Code Number)

        1382 Leigh Court                           1382 Leigh Court
     West Linn, Oregon 97068                    West Linn, Oregon 97068
         (503) 675-5019                             (503) 675-5019
 (Address and telephone number        (Address of principal place of business or
of principal executive offices)          intended principal place of business)

    Mr. Gary L. Lancaster                           With a Copy to:
      1382 Leigh Court                        Norman T. Reynolds, Esq.
   West Linn, Oregon 97068                Glast, Phillips & Murray, P.C.
   (503) 675-5019 (Office)                 815 Walker Street, Suite 1250
  (503) 675-5013 (Facsimile)                    Houston, Texas 77002
 (Name, address and telephone                 (713) 237-3135 (Office)
 number of agent for service)               (713) 237-3202 (Facsimile)

                              -------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement has been declared effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

     It is proposed that this filing will become effective (check appropriate box).

          [X]  When declared effective pursuant to section 8(c).

     The following boxes should only be included and completed if the registrant is a registered closed-end unit investment trust or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

          [ ]  Immediately upon filing pursuant to paragraph (b).

          [ ]  On (date) pursuant to paragraph (b).

          [ ]  60 days after filing pursuant to paragraph (a).

          [ ]  On (date) pursuant to paragraph (a).

     If appropriate, check the following boxes:

          [ ]     This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

          [ ]     This Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is __________.

                                 CALCULATION OF REGISTRATION FEE
---------------------------  -------------  ------------------  -----------------  -------------
                                             PROPOSED MAXIMUM   PROPOSED MAXIMUM     AMOUNT OF
  TITLE OF EACH CLASS OF       AMOUNT TO      OFFERING PRICE        AGGREGATE      REGISTRATION
SECURITIES TO BE REGISTERED  BE REGISTERED     PER UNIT (1)      OFFERING PRICE         FEE
---------------------------  -------------  ------------------  -----------------  -------------
Investor Units                      50,000  $            5,000  $     250,000,000  $      23,000
---------------------------  -------------  ------------------  -----------------  -------------

(1)     Estimated solely for the purpose of calculating the registration fee pursuant to Rule
457(c).
                                  -------------------

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                          THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                                    Cross-Reference Sheet
                            Showing Location in the Prospectus of
                          Information Required by Items of Form N-2
                              Part A and B of the Prospectus*

FORM N-2 ITEM NUMBER AND CAPTION                     LOCATION IN PROSPECTUS
--------------------------------                     ----------------------

1.     Outside Front Cover. . . . . . . . . . .  Outside Front Cover Page
2.     Cover Pages; Other Offering Information.  Outside Front Cover Page; Outside Back Cover
                                                 Page; Prospectus Summary; Risk Factors; The
                                                 Fund
3.     Fee Table and Synopsis . . . . . . . . .  Fee Table and Synopsis
4.     Financial Highlights . . . . . . . . . .  Not Applicable
5.     Plan of Distribution . . . . . . . . . .  Outside Front Cover Page; Plan of Distribution
6.     Selling Shareholders . . . . . . . . . .  Not Applicable
7.     Use of Proceeds. . . . . . . . . . . . .  Use of Proceeds
8.     General Description of the Registrant. .  Outside Front Cover Page; Prospectus Summary;
                                                 The Fund
9.     Management . . . . . . . . . . . . . . .  The Fund
10.    Capital Stock, Long-Term Debt, and
         Other Securities . . . . . . . . . . .  The Fund
11.    Default and Arrears on Senior Securities  Not Applicable
12.    Legal Proceedings. . . . . . . . . . . .  Investment Strategy
13.    Table of Contents of the Statement of
         Additional Information . . . . . . . .  Not Applicable
14.    Cover Page . . . . . . . . . . . . . . .  Not Applicable
15.    Table of Contents. . . . . . . . . . . .  Not Applicable
16.    General Information and History. . . . .  The Fund
17.    Investment Objective and Policies. . . .  The Fund; Investment Strategy
18.    Management . . . . . . . . . . . . . . .  The Fund
19.    Control Persons and Principal Holders
          of Securities . . . . . . . . . . . .  The Fund
20.    Investment Advisory and Other Services .  The Fund
21.    Brokerage Allocation and Other Practices  Not Applicable
22.    Tax Status . . . . . . . . . . . . . . .  Certain Federal Income Tax Transactions
23.    Financial Statements . . . . . . . . . .  Financial Statements

---------------
*Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B, Statement of Additional Information, has been included in Part A, The Prospectus. Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

RED HERRING INFORMATION

The information in this prospectus is not complete and may be changed. A registration statement relating to the securities has been filed with the Securities and Exchange Commission. We may not sell these securities until this registration statement is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.

                SUBJECT TO COMPLETION, DATED JANUARY 7, 2003

PROSPECTUS
              ________________,  2003


                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST

           SALE OF 50,000 INVESTOR UNITS AT A PRICE OF $5,000 PER UNIT
                           MINIMUM PURCHASE FIVE UNITS

     The People's Avenger Fund Business Trust (the "Fund"), a recently formed Nevada business trust, is a closed-end non-diversified unit investment trust. Our investment objective involves the issuance of Forward Commitments (defined in this prospectus) to large financial institutions relating to debt securities bearing interest or sold at a discount ("Permitted Investments") which satisfy each of the following criteria:

- The securities are issued by an entity having, at the time the Forward Commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investors Service, or the equivalent rating of any other recognized rating service;

- On the date of delivery, the securities (a) are the subject of one or more subscriptions obtained by the Trustee, on behalf of the Fund, which obligate qualified creditworthy third party subscribers acceptable to a Qualified Bank (defined in this prospectus) and the Trustee of the Fund to purchase the securities for an amount greater than the amount to be withdrawn by the Trustee from the Fund upon delivery of such securities; or
     (b) have a yield to maturity of at least 350 basis points higher per annum than the 10-year U.S. Treasury market rate on such date; and

- The securities (a) do not bear interest only, and (b) do not have a final maturity of more than 10 years.

     Except for certain redemption rights, the Investor Units will not be transferable. In addition, the Investor Units will have no voting rights.

     We are selling a minimum of 1,000 Investor Units for $5,000,000 and a maximum of 50,000 Investor Units for $250,000,000. The minimum amount of investment per investor is five Investor Units or $25,000. The Investor Units will be sold by the Fund, subject to our right to reject any offer to purchase in whole or in part. All cash payments for the Investor Units will be subject to an escrow agreement and held in an escrow account at Barclays Bank PLC, New York, New York (the "Escrow Agent"), until the Initial Closing Date (hereinafter defined).

     Following the Initial Closing Date, the remaining Investor Units will be offered and sold on the same terms as set forth in this prospectus. However, at any time before or after the Initial Closing Date and before the maximum number of Investor Units have been sold, we may terminate the offering. Once the Initial Closing Date has occurred, we will receive all funds held in escrow contributed by the investors. After the Initial Closing Date, upon the sale of any additional Units, no part of the subscription proceeds shall be subject to an escrow agreement, but such proceeds shall be placed in escrow and shall be immediately available for use by the Fund. See "Plan of Distribution."

     The subscription period begins on the effective date of this prospectus, and will terminate, if not sooner terminated, at 5:00 p.m., Portland, Oregon time, on the first anniversary date of this prospectus, unless extended, with or without notice, for an additional period of time to a date thereafter not to exceed 120 days. Provided, however, if, on or prior to 5:00 p.m., Portland, Oregon time, on ______, 2003, subscriptions for at least 1,000 Investor Units totaling $5,000,000 have not been received and accepted by us, then we will terminate the offering, and all subscriptions will be returned to the investors with interest and without any deduction or offset. See "Plan of Distribution."

     If, on or prior to 5:00 p.m., Portland, Oregon time, on ____, 2003, subscriptions for at least 1,000 Investor Units totaling $5,000,000 have been received and accepted by us, then we may elect, at our option, to close on that portion of this offering by accepting the funds and issuing the appropriate number of Investor Units (such date being referred to in this prospectus as the "Initial Closing Date").

     THE INVESTOR UNITS ARE NOT CURRENTLY LISTED FOR SALE ON ANY EXCHANGE, AND WE DO NOT PLAN TO EVER HAVE THEM QUOTED FOR SALE ON ANY PUBLIC MARKET.

                          OFFERING                      PROCEEDS TO THE PEOPLE'S
                           PRICE      SALES LOAD (1)      AVENGER FUND (2) (3)
----------------------  ------------  ---------------  --------------------------
Per Unit. . . . . . . . $      5,000  $           -0-  $                    5,000
Total Minimum Offering  $  5,000,000  $           -0-  $                5,000,000
Total Maximum Offering  $250,000,000  $           -0-  $              250,000,000

(1) There will be no commissions paid with respect to the sale of the Investor Units.
(2) There will be a charge against an investor's Investor Units for insurance premiums to insure the investor's investment in the Fund. The premium will be an amount equal to three percent per annum of the total invested by the investor, payable at the rate of 0.75 percent each quarter. Therefore, each $5,000 invested will be subject to a charge of $37.50. Any investor may have his Investor Units redeemed at the end of any quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent for the quarter in which redemption occurs. The Trustee will not be entitled to any compensation from the Fund until all paid insurance premiums have been refunded to the investors out of the Quarterly Income. See "Fee Table and Synopsis" and "The Fund - Insurance Covering Investor Units."
(3) Any expenses of the Fund related to this offering will likewise be paid out of any compensation which may be due to the Trustee. The Investor Units will not be charged with any such expenses. See "Fee Table and Synopsis" and "The Fund - The Trustee."

  THIS INVESTMENT INVOLVES RISKS.  SEE "RISK FACTORS" BEGINNING ON PAGE7 OF THIS
                                  PROSPECTUS.

     This prospectus sets forth concisely information about the Fund that you should know before investing. You are advised to read this prospectus and to retain it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     It is expected that delivery of any Investor Units sold by means of this prospectus will be delivered within five days after the date of any sale.

     Until ____, 2003 all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                TABLE OF CONTENTS


Fee Table and Synopsis . . . . . . . . . . . . . . . . . . . . . . . . .   1
Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Plan of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
The Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Investment Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Certain Federal Income Tax Considerations. . . . . . . . . . . . . . . .  23
Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Index to Financial Statements. . . . . . . . . . . . . . . . . . . . . .  25
Where You Can Find More Information. . . . . . . . . . . . . . . . . . .  26
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . F-1 - F-3
First Amended and Restated Agreement and Declaration of Trust. . .Appendix A
Historical Data Related to the Debt Securities Market. . . . . . .Appendix B

                             FEE TABLE AND SYNOPSIS

     At the time of any purchase of an Investor Unit, and for every calendar quarter thereafter that the Holder owns the Investor Units, the Holder will be charged for an insurance premium to insure the Holder's investment in the Fund. Other than insurance premiums to insure each Holder's investment in the Fund, none of the liabilities of the Fund shall be chargeable against the Investor Units, including, without limitation, any fees charged by any Qualified Bank.

     The insurance premium will be an amount equal to three percent per annum of the total invested by a Holder, payable at the rate of 0.75 percent each quarter. Therefore, each $5,000 invested will be subject to a charge of $37.50 per quarter. Any Holder may have his Investor Units redeemed at the end of any quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent of his total investment for the quarter in which redemption occurs. The Trustee will not be entitled to any compensation from the Fund until all insurance premiums paid by the Holders have been refunded to the Holders out of the proceeds of the Quarterly Income.

     Prior to making any disbursements to the Holders, the Trustee shall utilize the Quarterly Income to pay all liabilities, expenses and costs of the Fund.
The liabilities, expenses and costs of the Fund (including the compensation due to the Trustee) will be charged only against the Quarterly Income, up to a maximum of 0.5 percent per quarter of the total amount on deposit during such quarter in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account. To the extent such liabilities, expenses and costs of the Fund exceed 0.5 percent per quarter (excluding the compensation due to the Trustee), any such excess shall be solely charged against the assets of the Founders Units and be payable by the Holders of the Founders Units. All contracts or arrangements entered into by the Trustee on behalf of the Fund shall include a notice thereof.

     The Trustee will receive compensation from the Fund equal to the difference between the actual liabilities, expenses and costs of the Fund and 0.5 percent per quarter of the total amount on deposit during such quarter in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account.
If the liabilities, expenses and costs of the Fund exceed 0.5 percent per quarter, the Trustee shall receive no compensation for that quarter.

     The Trustee will not be entitled to any compensation from the Fund until all paid insurance premiums have been refunded to the investors out of the Quarterly Income. Any expenses of the Fund related to this offering will likewise be paid out of any compensation which may be due to the Trustee. The Investor Units will not be charged with any such expenses.

     The following table describes the projected expenses relating to the Fund on an annual basis:

     ANNUAL INVESTOR TRANSACTION EXPENSES PER INVESTOR UNIT            AMOUNT
Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . . . .             0%
Insurance Premiums. . . . . . . . . . . . . . . . . . . . . . . .          3.00%
               ANNUAL EXPENSE PER INVESTOR UNIT
Trustee's Fee . . . . . . . . . . . . . . . . . . . . . . . . . .          1.00%
Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .          1.00%
                                                                         -------

Total Annual Expenses . . . . . . . . . . . . . . . . . . . . . .          5.00%
                                                                         =======

                    EXAMPLE                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------  -------  --------  --------  ---------
You would pay the following expenses on
a $5,000 investment, assuming a 5% annual return  $   250  $    750  $  1,250  $   2,500

     You should note that the assumption of a five percent annual return does not accurately reflect the financial terms of the Fund. See "Investor Strategy." Additionally, the Fund does not require the reinvestment of distributions.

     The Securities and Exchange Commission requires the Fund to present its expenses in the above-described format. The SEC intends for this requirement to assist investors in understanding the various costs and expenses that an investor in the Investor Units will bear directly or indirectly. THE INVESTOR
                                                                  ------------
SHOULD UNDERSTAND, THAT HIS INVESTOR UNITS WILL ONLY BE CHARGED WITH THE COST OF
--------------------------------------------------------------------------------
THE INSURANCE PREMIUMS.  ALL OTHER EXPENSES WILL BE CHARGED AGAINST QUARTERLY
-----------------------------------------------------------------------------
INCOME TO THE EXTENT DESCRIBED IN THIS PROSPECTUS.  See "The Fund - Insurance
--------------------------------------------------
Covering Investor Units."

                               PROSPECTUS SUMMARY

     Unless the context otherwise suggests, "we," "our," "us," and similar terms, as well as references to the "Fund," all refer to The People's Avenger Fund Business Trust.

     This summary is not a complete description of the Fund or the Permitted Investments. It does not contain all of the information that may be important to you. To understand this offering fully, you must read the entire prospectus carefully, including the "Risk Factors," beginning on page 7.

     A Glossary is included in this prospectus, beginning on page 5. You should refer to the Glossary to more easily understand the terms used in this prospectus.

THE  FUND

     The People's Avenger Fund Business Trust, a Nevada business trust, was formed on December 9, 2002. The purpose of the Fund is to attempt to capitalize on certain investment opportunities that arise in today's debt securities underwriting market due to internal corporate policies and legal regulations which often limit a financial institution's ability to commit large amounts of funds or grant extremely large loans to its customers.

THE  FUND'S  INVESTMENT  STRATEGY

     The Fund's investment strategy, which will be directed by its trustee (the "Trustee"), involves the Fund's issuance of Forward Commitments (as defined in this prospectus) to participate in transactions relating to debt securities qualifying as Permitted Investments (as defined in this prospectus). The strategy was developed to satisfy the Fund's two primary goals:

-    Maximizing the protection of the investors' investments; and

- Simultaneously maintaining a level of profitability which will enable the Fund to provide the investors with an adequate return on their investment.

INFORMATION  REGARDING  THE  FUND

     The Fund's address is 1382 Leigh Court, West Linn, Oregon 97068, telephone
(503) 675-5019, fax (503) 675-5013, and e-mail peoplesavengerfund@attbi.com. We do not maintain an Internet web site.

THE  OFFERING

Securities Offered. . . . . . . . . . . .  50,000 Investor Units at a purchase price of $5,000 each.

Minimum Initial Investment. . . . . . . .  25,000 (Five Investor Units).

Minimum Subsequent Investment . . . . . .  5,000 (One Investor Unit) provided, at the time of subsequent investment, the investor owns at least five
                                           Investor Units.

Restrictions on Transfer. . . . . . . . .  Except for certain redemption rights, the Investor Units will not be transferable.  See "The Fund - The Investor Units."

No Trading or Public Market                The Investor Units are not currently listed for sale on any for the Units. . . . . . . . . . . . . .  exchange, and we do not plan to ever have them quoted for sale on any public market.


                                        2

Insurance . . . . . . . . . . . . . . . .  Each investor is required to purchase insurance insuring his investment in the Fund.  The insurance premium will be an
                                           amount equal to three percent per annum of the total
                                           invested by an investor, payable at the rate of 0.75 percent each quarter.  Therefore, each $5,000 invested will be
                                           subject to a charge of $37.50 per quarter.  See "The Fund -
                                           Insurance Covering Investor Units."


Investments . . . . . . . . . . . . . . .  The Fund may invest only in Permitted Investments which satisfy each of the following criteria:

                                           -  The securities are issued by an entity having, at the
                                              time the Forward Commitment is issued, a long-
                                              term credit rating of at least "A+" by Standard &
                                              Poor's Corporation, "A1" by Moody's Investors
                                              Service, or the equivalent rating of any other
                                              recognized rating service;

                                           -  On the date of delivery, the securities are (a) the
                                              subject of one or more subscriptions obtained by
                                              the Trustee, on behalf of the Fund, which obligate
                                              qualified creditworthy third party subscribers
                                              acceptable to a Qualified Bank (defined in this
                                              prospectus) and the Trustee of the Fund to purchase
                                              the securities for an amount greater than the
                                              amount to be withdrawn by the Trustee from the
                                              Fund upon delivery of such securities; or (b) have a
                                              yield to maturity of at least 350 basis points higher
                                              per annum than the 10-year U.S. Treasury market
                                              rate on such date; and

                                           -  The securities (a) do not bear interest only, and (b)
                                              do not have a final maturity of more than 10 years.

Distributions . . . . . . . . . . . . . .  Following payment of the expenses as provided in the
                                           Declaration of Trust, the Trustee shall, out of the remaining
                                           Quarterly Income, distribute the quarterly Investor Returns to each Holder who has owned Investor Units for at least 45 days.

Voting Rights . . . . . . . . . . . . . .  Holders of Investor Units will have no voting rights.

Tax Considerations. . . . . . . . . . . .  The Fund will be treated as a grantor trust under the U.S.
                                           federal income tax laws.  This means that each Holder will be deemed to be the direct owner of his proportionate share of the assets held by the Fund.  Similarly, income received by the Fund will generally be treated as income of the
                                           Holders.  See "Certain Federal Income Tax Considerations."

Risks . . . . . . . . . . . . . . . . . .  Investment in the Investor Units entails a degree of risk.
                                           See "Risk Factors."

NATURE OF THE OFFERING

     This offering is a "best efforts" and "minimum-maximum" offering by the Fund, without the assistance of any broker-dealer or any other selling agent. There will be no compensation payable to the Fund or any other party in connection with the sale of the Investor Units. We will use an escrow account, which will hold all proceeds from the sale of the Investor Units until the Initial Closing Date. After the Initial Closing Date, once we decide to terminate the offering, if there are any funds remaining in the escrow account, all of the funds will be disbursed to us, even if the funds do not total $5,000. At any time before the maximum number of 50,000 units have been sold to purchasers, we may terminate this offering, if:

-    We determine, in our sole discretion, to terminate this offering;

- Specified actions, usually associated with extremely adverse economic and market conditions, have been taken by the principal national securities exchanges or by governmental authorities; or

- Other events have occurred or are pending or threatened which, in our judgment, materially impair the investment quality of the Investor Units.




                            INTENTIONALLY LEFT BLANK

                                    GLOSSARY

The following terms used in this prospectus are defined as follows:

     (a) "Appointed Successor Trustee" has the meaning indicated in Section 2.3(i) of the Declaration of Trust.

     (b) "Certificate of Trust" means the Certificate of Trust filed with the Secretary of State of the State of Nevada, as required by Section 88A.210 of the Nevada Business Trust Act.

     (c) "Covered Person" has the meaning indicated in Section 7.1 of the Declaration of Trust.

     (d) "Credit Ceiling" means the per customer credit limit for a bank and is calculated based on the value of the bank's assets.

     (e) "Declaration of Trust" means the Agreement and Declaration of Trust dated December 7, 2002, as it may be amended from time to time.

     (f) "Escrow Agent" means Barclays Bank PLC, whose address is 7th Floor, 222 Broadway, New York, New York 10038, telephone (212) 412-4000.

     (g) "Founders Unit Certificate" means a certificate to be issued to a Holder of Founders Units in order to represent such Holder's beneficial ownership of the applicable number of Founders Units.

     (h) "Founders Unit" means any one of that class of Units of the Fund formally known as the "The People's Avenger Fund Business Trust Founders Units."

     (i) "Forward Commitment" means a system developed by banks of syndicating or "laying-off" the difference between the funds needed by their customers and the funds the banks can make available without exceeding their Credit Ceilings. Generally, after becoming aware that the value of an upcoming transaction for one of its clients will exceed its Credit Ceiling, a bank will begin contacting additional banks and financial institutions in order to obtain commitments ("Forward Commitments") from such entities to provide the funds necessary to cover all or a portion of the required funds the bank cannot provide due to its Credit Ceiling, which has the effect of satisfying the banking regulations necessary to permit the primary bank to handle the transaction.

     (j) "Fund" means The People's Avenger Fund Business Trust, a Nevada business trust established by the Declaration of Trust.

     (k) "Fund Expense Account" means the account designated by a reference such as the "Fund Expense Account at [name of Qualified Bank] Bank" established by the Trustee, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Fund. All income of the Fund generated with respect to the Permitted Investments will be deposited into the Fund Expense Account. Moreover, all distributions of Quarterly Income will be paid out of the Fund Expense Account.

     (l) "Fund Investor Account" means the account designated by a reference such as the "Fund Investor Account at [name of Qualified Bank] Bank" established by the Trustee, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Fund. All amounts received by the Fund with respect to the purchase of Investor Units will be placed in the Fund Investor Account. The only expenses to be paid out of the Fund Investor Account will be the premiums for insurance covering the Investor Units. See "Fee Table and Synopsis" and "The Fund - Insurance Covering Investor Units."

     (m) "Holder" means a record owner of one or more Units, and such term is used in the Declaration of Trust or this prospectus, regardless of whether such record owner is an individual, corporation, partnership, limited liability company, limited partnership, trust, foundation, or any other legal entity.

     (n) "Initial Closing Date" means the date, on or prior to 5:00 p.m., Portland, Oregon time, on ____, 2003, subscriptions for at least 1,000 Investor

Units totaling $5,000,000 have been received and accepted by us, and we have elected, at our option, to close on that portion of this offering by accepting the funds and issuing the appropriate number of Investor Units.

     (o) "Insurer" means the insurance company designated by the Fund to write an insurance policy that will insure against any failure of the Fund to return all of the principal investment to the investor upon redemption of his Investor Units. Any insurance covering an Investor Unit must be written by an insurance company licensed to provide insurance within the United States and must have an A.M. Best rating of "A" or higher.

     (p) "Investor Returns" means, for each of the Investor Units, an amount of cash actually received by the Fund resulting from the "best efforts" of the Trustee under the Declaration of Trust, which shall be distributable as provided in the Declaration of Trust. As used in the Declaration of Trust, "best efforts" means that the Trustee will do its best to generate earnings for each Holder of an Investor Unit, but does not guarantee that there will be any Investor Returns.

     (q) "Investor Unit" means any one of that class of Units of the Fund formally known as the "The People's Avenger Fund Business Trust Investor Units."

     (r) "Investor Unit Certificate" means a certificate to be issued to a Holder of Investor Units in order to represent such Holder's beneficial ownership of the applicable number of Investor Units.

     (s) "Owner Ledger" means the record book of the Fund which shall be maintained and updated by the Trustee as necessary and which shall contain the name and address of each Holder and the number of Units beneficially owned (including the respective class thereof, as appropriate) by each Holder.

     (t) "Permitted Investments" means debt securities bearing interest or sold at a discount which satisfy all of the following criteria:

          (1) The securities are issued by an entity having, at the time of the Forward Commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investor's Service, or the equivalent rating of any other recognized rating service;

          (2) On the date of delivery, the securities (a) are the subject of one or more subscriptions obtained by the Trustee, on behalf of the Fund, which obligate qualified creditworthy third party subscribers acceptable to a Qualified Bank and the Trustee to purchase the securities for an amount greater than the amount to be withdrawn by the Trustee from the Fund upon delivery of such securities; or (b) have a yield to maturity of at least 350 basis points higher per annum than the 10-year U.S. Treasury market rate on such date; and

          (3) The securities (a) do not bear interest only, and (b) do not have a final maturity of more than 10 years.

     (u) "Qualified Bank" means any bank selected by the Trustee, which satisfies all of the following criteria:

          (1) Such bank maintains a rating of at least "A-1" by Standard & Poor's Corporation, "P1" by Moody's Investor's Service, or an equivalent rating of a recognized rating service;

          (2)  Such bank maintains a trust department;

          (3) Such bank maintains a securities department or owns a securities company;

          (4) Such bank has not failed to honor a Forward Commitment or any similar obligation at any time; and

          (5)  Such bank is acceptable to the Insurer.

     The Qualified Bank described in this prospectus is Barclays Bank PLC, whose address is 7th Floor, 222 Broadway, New York, New York 10038, telephone (212) 412-4000. However, if the Insurer requires us to use a different Qualified Bank, any such Qualified Bank must meet the qualifications for a Qualified Bank specified in this prospectus.

     (v) "Quarterly Income" means, for the applicable quarterly period, the total of:

          (1)  The Standstill Income for such period; and

          (2) All income received by the Fund from the investment transactions entered into by the Trustee during such period, as permitted in the Declaration of Trust.

     (w) "Redemption Value per Investor Unit" means the total balance of the Investor Units to be redeemed, measured as of the date the Trustee or the Holder (as applicable) received the redemption notice, divided by the outstanding number of Investor Units held by the Holder on such date.

     (x) "Standstill Income" means all income received though the investment of cash contained in the Fund Expense Account as provided in Sections 2.2(d) and 2.3(d) of the Declaration of Trust.

     (y) "Subscription Agreement" means the agreement whereby an investor agrees to purchase the Investor Units.

     (z) "Subscription Period" means the period beginning on the effective date of this prospectus and will terminate, if not sooner terminated, at 5:00 p.m., Portland, Oregon time, on the first anniversary date of the effective date, unless extended, with or without notice, for a period of time to a date thereafter not to exceed 120 days.

     (aa) "Termination Date" means that date this offering will terminate, if not sooner terminated, which will be at 5:00 p.m., Portland, Oregon time, on the first anniversary date of the effective date of this prospectus, unless extended, with or without notice, for a period of time to a date thereafter not to exceed 120 days.

     (bb) "Trustee" means the Trustee named in the Declaration of Trust and any successor Trustee(s) or Appointed Successor Trustee of the Fund elected or appointed as Trustee(s) of the Fund in accordance with any provision of the Declaration of Trust. The Trustee on the effective date of this prospectus is Gary L. Lancaster.

     (cc)     "Unit" means a unit of beneficial ownership in the Fund.

                                  RISK FACTORS

     Investment in the Investor Units involves a degree of risk. Each prospective investor should consider carefully the risk factors attendant to the purchase of the Investor Units, including but not limited to, those discussed below, and should consult his legal, tax and financial advisers with respect thereto.

LIMITED OPERATING HISTORY

     The Fund was formed in the State of Nevada on December 9, 2002, by Gary L. Lancaster, the current Trustee. Although the investment strategy described in this prospectus has been successfully utilized by Mr. Lancaster in the past, the Fund has no operational history as of the date of this prospectus, and there can be no assurance that the Fund's investment activities will be successful.

INTERNAL  MANAGEMENT

     The Fund will not be managed like a typical closed-end investment company. The Fund will be internally managed by the Trustee and will not have any separate investment adviser.

NON-DIVERSIFIED  STATUS

     The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, which means that the Fund is not limited in the proportion of its assets that may be invested in the obligations of a single issuer.

INABILITY OF THIRD PARTIES TO SATISFY SUBSCRIPTION OBLIGATIONS

     As described in more detail in this prospectus, the Fund will issue Forward Commitments, which are in essence a loan of the Fund's assets to enable a third party financial institution to engage in a syndicated offering of securities. Generally, before issuing a Forward Commitment, the Fund will rely on the financial institution's expectation that it will be able to sell the securities as expected. Despite the existence of such expectations, it is possible that a proposed purchaser of the securities from the financial institution, due to factors beyond the Fund's control, may become unable to satisfy its commitment to purchase the securities. In such event, which we anticipate will be very limited in number, we will have to fund our Forward Commitment and purchase the Permitted Investments. Consequently, the profits earned by the Fund on the transaction, if any, could be substantially less than originally anticipated. Any unexpected realization of profits could have a materially adverse effect on our ability to pay the Investor Returns (as defined in this prospectus) to the Holders of the Investor Units.

COMPETITION

     The Fund will face competition from banks and other non-banking institutions, which will issue Forward Commitments. Many of those competitors have extensive and successful histories in issuing Forward Commitments and have substantially more resources that those possessed by the Fund.

IRREVOCABLE SUBSCRIPTIONS

     The execution and delivery of the Subscription Agreement by an investor constitutes a binding offer to purchase the indicated number of Investor Units. The investor will not be able to revoke the subscription.

NO  PUBLIC  MARKET  EXISTS

     Although the issuance of our Investor Units is being registered under the Securities Act of 1933, as amended, we do not expect that the Investor Units will ever be quoted for sale on any public market. Consequently, there will be no trading market for the Investor Units.

NO  VOTING  RIGHTS

     Except with respect to the appointment of an Appointed Successor Trustee, the Holders of the Investor Units shall not be entitled to vote for the election of the Trustee of the Fund or for any other purpose. See "The Fund - The Investor Units."

RESTRICTIONS  ON  TRANSFER

     Except for certain redemption rights, the Investor Units will not be transferable. See "The Fund - The Investor Units."

WE  HAVE  CONFLICTS  OF  INTEREST

     Our Trustee is, or may become in his individual capacity, an officer, director, controlling stockholder and/or partner of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, effort, and corporate opportunity involved in participation with other business entities. The amount of time which our Trustee will devote to our business may be limited. It is not anticipated that any other business interests of our Trustee will be ones that are, or will be, in competition with us. See "The Fund - The Trustee."

FORWARD-LOOKING  STATEMENTS

     This prospectus contains forward-looking statements that involve risks and uncertainties. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate," and "continue," or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of future results of our investment strategy or of our financial condition, or state other "forward-looking" information. We believe that it is important to communicate our future expectations to our investors. However, there will be events in the future that we are not able to accurately predict or control.

     The factors listed above in this section captioned "Risk Factors," as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in the Investor Units, you should be aware that the occurrence of the events described in "Risk Factors" and elsewhere in this prospectus could have a material adverse effect on our operating results and financial condition.

                              PLAN OF DISTRIBUTION

SUBSCRIPTION  PERIOD

     The Subscription Period will begin on the effective date of this prospectus and will terminate, if not sooner terminated, at 5:00 p.m., Portland, Oregon time, on the first anniversary date of the effective date, unless extended, with or without notice, for a period of time to a date thereafter not to exceed 120 days (the "Termination Date"). If, on or prior to either of such dates, subscriptions for at least 1,000 Investor Units totaling $5,000,000 have been received and accepted by the Fund, then we may elect, at our option, to close on that portion of this offering by accepting the funds and issuing the appropriate number of Investor Units (such date being referred to in this prospectus as the "Initial Closing Date"). At that time, the Escrow Agent will deliver $5,000,000 to the Fund, or such larger amount that the Fund may select.

     All charges of the Escrow Agent will be charged to the Fund. Likewise, upon the Initial Closing Date and at all times thereafter whenever proceeds of the offering are delivered to the Trustee, the Trustee shall purchase for the benefit of each investor the required insurance insuring the amount contributed to the Fund by each investor. See "The Fund - Insurance Covering Investor Units."

     Until we have received and accepted subscriptions for at least 1,000 Investor Units totaling $5,000,000, all proceeds received from the sale of the Units will be deposited into an interest bearing escrow account at Barclays Bank PLC, New York, New York (the "Escrow Agent") and will not be commingled with the accounts of the Fund or any other entity.

     On the Initial Closing Date, we will receive all funds held in escrow contributed by the investors. Following the Initial Closing Date, and until 5:00 p.m., Portland, Oregon time, on the Termination Date, unless extended, with or without notice, for a period of time to a date thereafter not to exceed 120 days, the remaining Investor Units will be offered and sold on the same terms as contained in this prospectus, other than the requirement for an escrow as discussed below.

     At any time before or after the Initial Closing Date and before the maximum number of Investor Units have been sold, we may terminate this offering, if:

-    We determine, in our sole discretion, to terminate this offering;

- Specified actions, usually associated with extremely adverse economic and market conditions, have been taken by the principal national securities exchanges or by governmental authorities; or

- Other events have occurred or are pending or threatened which, in our judgment, materially impair the investment quality of our Investor Units.

     After the Initial Closing Date, upon the sale of any of the Investor Units, no part of the subscription proceeds will be subject to an escrow agreement executed between us and the Escrow Agent but will be immediately available for use by the Fund. However, for administrative ease, after the Initial Closing Date all subscriptions for the Investor Units will be initially deposited into the escrow account, and then transferred to the Fund.

     If we elect to terminate the offering before the Initial Closing Date, all subscriptions will be returned to the investors with interest and without any deduction or offset.

SUBSCRIPTION PROCEDURE

     If you decide to subscribe for any Investor Units in this offering, you must:

-    Execute and deliver a Subscription Agreement;

-    Deliver a check or certified funds to us for acceptance or rejection; and

- All checks for subscriptions must be made payable to "The People's Avenger Fund Escrow Account."

     The execution of the Subscription Agreement by a subscriber constitutes a binding offer to purchase our Investor Units. Once an investor subscribes for our Investor Units, the investor will not be able to revoke his subscription. Any revenues which may be generated with respect to a subscription before the Initial Closing Date will be held in a separate interest bearing escrow account with the Escrow Agent.

RIGHT  TO  REJECT  SUBSCRIPTIONS

     Subscriptions for the purchase of our Investor Units may be rejected in whole or in part by us for any reason and need not be accepted in the order received. All subscriptions are subject to prior sale. All monies from rejected subscriptions will be returned immediately by us to the subscriber, without interest or deductions. Subscriptions for securities will be accepted or rejected within 48 hours after we receive them.

NO  LISTING  ON  AN  EXCHANGE

     The Investor Units are not currently listed for sale on any exchange, and we do not plan to ever have them quoted for sale on any public market. Moreover, we do not have any arrangement with anyone to act as a market maker with respect to our Investor Units.

NO  BROKER-DEALER

     The Investor Units will be sold on a "best efforts" by the Fund without the assistance of any broker-dealer or selling agent subject to our right to reject any offer to purchase an Investor Unit in whole or in part. There is no firm commitment on the part of the Fund or any other party to purchase any of the Investor Units not otherwise sold in this offering.

     There will be no compensation paid by the Fund in connection with the sale of the Investor Units. The Fund will be deemed an "underwriter" as that term is defined in the Securities Act.

KEY  TERMS  OF  THE  ESCROW  AGREEMENT

     Since this offering is a "best efforts" offering as well as a "minimum-maximum" offering, until the Initial Closing Date, we will use an escrow account. Under the terms of our escrow agreement with the Escrow Agent:

- The proceeds from the sale of our Investor Units will be deposited into an interest bearing account until the Initial Closing Date;

- The escrowed proceeds are not subject to claims by our creditors, affiliates, associates or underwriters until the proceeds have been released to us under the terms of the escrow agreement;

- Even though we have no obligation to do so, following the Initial Closing Date, we will continue to use the escrow account for administrative purposes, with all deposits being immediately available for our use; and

- The regulatory administrator of any state in which the offering is registered has the right to inspect and make copies of the records of the Escrow Agent relating to the escrowed funds in the manner described in the escrow agreement.

                                 USE OF PROCEEDS

     The proceeds of this offering will be used immediately upon the Initial Closing Date, and thereafter, until the termination of this offering, to:

-    Purchase the insurance covering the Investor Units; and

-    Purchase the Permitted Investments.

     As described elsewhere in this prospectus, there will be no expenses of the Fund or this offering charged to the Fund Investor Account. See "Fee Table and Synopsis" and "The Fund - The Trustee."

                                    THE FUND

CREATION AND FORM OF THE FUND

     The Fund is a newly organized Nevada business trust. It is a registered, non-diversified, closed-end unit investment trust under the Investment Company Act. The Fund was formed on December 9, 2002 under an Agreement and Declaration of Trust, which was amended and restated as of December 31, 2002 to reflect the terms of this offering, a copy of which is attached to this prospectus as Appendix A and incorporated herein by reference for all purposes. The address
----------
of the Fund is 1382 Leigh Court, West Linn, Oregon 97068, telephone (503) 675-5019, fax (503) 675-5013, and e-mail peoplesavengerfund@attbi.com. We do not maintain an Internet web site.

     Duration and Termination of the Fund. Unless terminated as provided in the Declaration of Trust, the Fund shall continue without limitation of time. Provided no Investor Units are outstanding, the Fund may be terminated at any time by a majority vote of the Holders of the outstanding Founders Units. Upon the appointment of an Appointed Successor Trustee pursuant to the Declaration of Trust, the Appointed Successor Trustee shall be entitled to terminate the Fund after redemption of all of the Investor Units.

     The Fund will make application for a direct rating from Standard & Poors Corporation, which will show the credit risk rating of the Fund. There is no guarantee that we will be able to obtain any rating from Standard & Poors or any other rating agency.

THE  TRUSTEE

     Election and Number. At all times there shall be one Trustee of the Fund. Gary L. Lancaster is the original Trustee. Mr. Lancaster, age 51, has spent the majority of his professional career in the specialized field of trust administration, financial consulting, and asset management. He has been the Fund's Trustee since its formation on December 9, 2002. From 1995 to 1996, Mr. Lancaster was a planning officer and retirement specialist handling investments, estate planning, and trusts with First Interstate Bank - Wells Fargo/Stephens, Inc. From 1997 to 1999, he was an insurance specialist in investments, estate planning and trusts for BA Financial Services, Inc. Since 1999 Mr. Lancaster has been employed as a vice president of financial services and a financial consultant of U.S. Bancorp. Since June 1996, Mr. Lancaster has been the owner of Lancorp Financial Group, LLC. Mr. Lancaster is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Mr. Lancaster maintains his address at the office of the Fund, 1382 Leigh Court, West Linn, Oregon 97068.

     Certain Relationships. During the offering of the Investor Units pursuant to this prospectus, Mr. Lancaster, the holder of all of the outstanding Founders Units issued by the Fund, may serve as an officer or a director of one or more institutions which, in addition to many other investment activities, may participate in transactions and opportunities similar to those in which the Fund will participate. Although we do not anticipate any actual conflicts of interest, Mr. Lancaster's relationship with any such institutions could result in, or be viewed as, a conflict of interest. Mr. Lancaster is an "interested person" as defined in the Investment Company Act.

     Term of Office. The Trustee shall hold office during the duration of the Fund and until its termination in accordance with the Declaration of Trust; provided, however:

- The Trustee may resign (without need for prior or subsequent accounting) upon a minimum of 30 days' advance written notice to the Holders of the Founders Units. Any such resignation shall take effect upon the expiration of such 30-day time period or upon such later date as is specified in the notice of resignation.

- The Trustee may be removed, with or without cause, by a written instrument signed by the Holders of at least two-thirds of the outstanding Founders Units.

     Effect of Death, Resignation, etc. of a Trustee. The death, resignation, retirement, removal or incapacity of the Trustee shall not operate to annul the Fund or to revoke any existing agency created pursuant to the terms of the Declaration of Trust. Upon any such death, resignation, retirement, removal or incapacity of the Trustee, the Holders of the Founders Units shall be entitled to elect a successor Trustee. Any such successor Trustee elected must be a qualified investment adviser, pursuant to the Investment Advisers Act, and any applicable state securities law or regulation.

     Powers. Subject to the provisions of the Declaration of Trust, the Trustee shall have all powers necessary or convenient to carry out the management of the Fund, including, without limitation, the following powers:

- To make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the management of the Fund;

- To invest the cash contained in the Fund Expense Account and the Fund Investor Account, as provided in the Declaration of Trust;

- To elect and remove such officers and appoint and terminate such agents as the Trustee considers appropriate;

- To delegate such authority as the Trustee deems appropriate to any officer or employee of the Fund;

- To collect all property due to the Fund; to pay all claims, including taxes, against the Fund's property; to prosecute, arbitrate, defend, compromise or abandon any claims relating to the Fund's property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Fund; and to enter into releases, agreements and other instruments;

-    To change the fiscal year of the Fund; and

- To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinabove set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

     Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustee of its powers and discretion in the Declaration of Trust shall be binding upon everyone interested. The Trustee shall not be liable except for its own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations arising under the Declaration of Trust, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustee may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustee and each officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of its officers or employees, or any accountants, appraisers or other experts or consultants selected with reasonable care by the Trustee, officers or employees of the Fund. The Trustee shall not be required to give any bond or surety.

     Calculation of Quarterly Income and Payment of Expenses. Within three business days of the end of each calendar quarter, the Trustee shall calculate the Quarterly Income. Prior to making any disbursements to the Holders, the Trustee shall utilize the Quarterly Income to pay all costs and expenses of the Fund, including any fees payable to the Qualified Bank(s) and the compensation payable to the Trustee. The liabilities, expenses and costs of the Fund (including the compensation due to the Trustee) will be charged only against the Quarterly Income, up to a maximum of 0.5 percent per quarter of the total amount on deposit during such quarter in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account. To the extent such liabilities, expenses and costs of the Fund exceed 0.5 percent per quarter (excluding the compensation due to the Trustee), any such excess shall be solely charged against the assets of the Founders Units and be payable by the Holders of the Founders Units. However, any such amount paid out of the Fund Expense Account in any given month may be recouped over the next two monthly periods, but only to the extent that the Quarterly Income for the subject calendar quarter exceeds the expenses for such month. For instance, if a portion of the Fund's expenses for the month of June are paid from the Fund Expense Account, such amount may be recouped from the Fund's Quarterly Income in excess of expenses in July and/or August, and any amount not recouped by the Fund in such months shall not be chargeable against Quarterly Income in any other month, regardless of the amount of income.

     None of the liabilities, expenses or costs of the Fund shall be chargeable against the Fund Investor Account. At all times, the Trustee shall ensure that the total monthly expenses of the Fund, including any compensation due to the Trustee, excluding taxes, shall not exceed 0.167 percent of the total amount on deposit during such month in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account.

     The only permitted charges against the Fund Investor Account are the insurance premiums for the insurance covering the Investor Units. See "The Fund
- Insurance Covering Investor Units."

     Compensation. The Trustee will receive compensation from the Fund equal to the difference between the actual liabilities, expenses and costs of the Fund and 0.5 percent per quarter of the total amount on deposit during such quarter in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account. If the liabilities, expenses and costs of the Fund exceed 0.5 percent per quarter, the Trustee shall receive no compensation for that quarter.

     The Trustee will not be entitled to any compensation from the Fund until all paid insurance premiums have been refunded to the investors out of the Quarterly Income. Any expenses of the Fund related to this offering will likewise be paid out of any compensation which may be due to the Trustee. The Investor Units will not be charged with any such expenses.

     Limitation of Liability. The Trustee shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Fund; provided, however, nothing in the Declaration of Trust shall protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations arising under the Declaration of Trust.

     Codes of Ethics. The Fund and the Trustee have adopted codes of ethics as prescribed by the Investment Company Act. The codes prohibit the investment by the Fund or any one acting on its behalf, including any underwriter, in any security other than a Permitted Investment. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Also, these codes are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. In addition, copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

UNITS

     Division of Units into Classes. The Units are divided into two classes, the Founders Units and the Investor Units. The number of Founders Units shall be 100 and the number of Investor Units shall be unlimited.

     Issuance of Classes of Units. Except as otherwise provided in the Declaration of Trust, the following provisions shall govern the issuance of any
Units:

- The Trustee shall issue each Unit, regardless of the class thereof, for a purchase price of $5,000.

-    The Trustee shall maintain separate records for each class of the Units.

- At all times, the total cash received by the Fund upon the purchase of each class of the Units, as well as all assets associated with each class of the Units, shall be held and accounted for separately from the cash received by the Fund upon the purchase of every other class of the Units, as well as all assets associated with each class of the Units, and the Trustee shall maintain sufficient records thereof. No Holder of any Unit shall have any claim on or right to any assets allocated or belonging to any other Unit held by another Holder.

- The assets of each Unit shall be subject only to the rights of creditors of that particular Unit, and all persons who have extended credit that has been allocated to a particular Unit, or who have a claim or contract which has been allocated to any particular Unit, shall look only to the assets of that particular Unit for payment of such credit, claim or contract. The Trustee shall include a notice of such limited liability of each class of the Units in the Certificate of Trust of the Declaration of Trust. Any general liabilities, expenses, costs, charges or reserves of the Fund that are not readily identifiable as belonging to any particular class of the Units shall be solely charged by the Trustee against the Quarterly Income of the Fund and then, to the extent such Quarterly Income is insufficient, to the assets of the Founders Units and be payable by the Holders of the Founders Units.

- The Fund shall hold legal title to the Quarterly Income earned on the investments made pursuant to the terms of the Declaration of Trust, which shall be utilized for the payment of the expenses and costs of the Fund and distributed to the Holders in accordance with the provisions of the Declaration of Trust.

     No Preemptive Rights. No Holder shall have a preemptive or any other right to receive, purchase or subscribe for any additional Units issued by the Fund by reason of the Holder's ownership of any Unit.

THE  FOUNDERS  UNITS

     Receipt of the Purchase Price of the Founders Units. Upon receipt of the purchase price of the Founders Units, the Trustee, in its sole discretion, shall deposit the cash in the Fund's operational account or in the Fund Expense Account; provided however, to the extent any of such cash is deposited in the Fund Expense Account, the Trustee shall:

- Make appropriate notations in the accounting records of the Fund to designate such account as a Fund Expense Account; and

- Verify that the Qualified Bank has correctly identified such account as a Fund Expense Account.

     Voting. The Holders of Founders Units shall have the exclusive right to vote for the election of the Trustee of the Fund and for all other purposes. Each outstanding Founders Unit shall entitle the Holder thereof to one vote on all matters submitted to a vote of the Holders of the Founders Units.

     Liabilities. All of the liabilities, expenses and costs of the Fund in excess of Quarterly Income shall be solely charged against the assets of the Founders Units, and all contracts or arrangements entered into by the Trustee on behalf of the Fund shall include a notice thereof.

     Transfer of the Founders Units. Except for the redemption rights described below, no Holder of the Founders Units shall be entitled to sell, pledge, hypothecate, or otherwise transfer any portion of such Holder's Founders Units. Notwithstanding the foregoing, a Holder shall be entitled to pledge all or any potion of such Holder's Founders Units with the prior written consent of the Trustee, which may be withheld if such pledge would violate any provision of the Securities Act or any other applicable securities law or regulation.

     Redemption. Provided there are no outstanding Investor Units, each Holder of the Founders Units shall be entitled, upon 30 days' notice before the end of any calendar quarter, to have the Fund redeem all of its Founders Units by transmitting a written request to the Trustee notifying the Trustee of the Holder's desire for redemption. The notice of redemption must include the Holder's original Founders Unit Certificate(s). On or before the expiration of such 30-day period, the Trustee shall:

- Determine the redemption value of the Founders Units to be redeemed, which shall be equal to such Founders Units' pro rata share of the value of the net assets of the Fund as of the date of receipt of the Holder's redemption request; and

- Forward such amount, in cash or other available assets, to the redeeming Holder pursuant to the instructions provided by such Holder in the redemption notice.

     As of the date of this prospectus, Gary L. Lancaster, the Trustee, is the sole owner of the Founders Units. There are no plans to issue Founders Units to any other party.

THE  INVESTOR  UNITS

     General Investment. To the extent the cash in the Fund Investor Account is not invested in the Permitted Investments, the Trustee shall be entitled to instruct each Qualified Bank to invest such funds as follows:

- In the Qualified Bank's primary money market account or any other obligation of a Qualified Bank; or

- Provided the Fund shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

     Liabilities. None of the liabilities, expenses or costs of the Fund shall be chargeable against the Fund Investor Account, including, without limitation, any fees charged by any Qualified Bank, and all contracts or arrangements entered into by the Trustee on behalf of the Fund shall include a notice of the unavailability of such funds for satisfaction of any claims on such contracts or arrangements.

     Transfer of the Investor Units. Except for the redemption rights described below, no Holder shall be entitled to sell, pledge, hypothecate, or otherwise transfer any portion of such Holder's Investor Units. Notwithstanding the foregoing, a Holder shall be entitled to pledge all or any potion of such Holder's Investor Units with the prior written consent of the Trustee, which may be withheld if such pledge would violate any provision of the Securities Act or any other applicable securities law or regulation.

     Redemption. Investor Units may not be redeemed for a period of 90 days following the purchase thereof (such period the "Initial 90-day Period"). Following the expiration of the Initial 90-day Period, each Holder shall be entitled, upon 30 days' advance written notice to the Trustee before the end of any calendar quarter (including the initial quarter), to have the Fund redeem all or any portion of such Holder's Investor Units. Notwithstanding the foregoing, a Holder may not be entitled to have the Fund redeem less than all of such Holder's Investor Units if, following such redemption, the Holder would own less than five Investor Units. The Holder's notice of request for redemption shall be delivered to the Trustee by certified mail, return receipt requested, indicate the number of Investor Units requested to be redeemed, and be signed by the Holder exactly as the Investor Units are registered in the Fund's Owner Ledger (e.g., a trustee or custodian must sign as such). The notice of request for redemption must also include the Holder's original Investor Unit Certificate(s). On or before the expiration of the 30-day period, the Trustee shall:

- Determine the Redemption Value per Investor Unit of the Investor Units to be redeemed;

- Calculate the total amount due to the Holder by multiplying the number of Investor Units being redeemed by the Redemption Value per Investor Unit; and

- Forward the total amount due to the Holder in cash, pursuant to the instructions provided by such Holder in the redemption notice.

     In addition to the rights of each Holder to request the redemption of such Holder's Investor Units, the Fund shall be entitled, in its sole discretion, to redeem all of the Investor Units owned by any Holder at any time after the expiration of the Initial 90-Day Period. Should the Fund elect to redeem any Investor Units, the Trustee shall provide written notice to the applicable Holder, by certified mail, return receipt requested, and within 30 days of the Holder's receipt of such notice, the Trustee shall forward the total amount due to the Holder as a result of the Fund's redemption of all of such Holder's Investor Units.

     Voting. The Holders of the Investor Units shall not be entitled to vote for the election of the Trustee of the Fund or for any other purpose. Notwithstanding the foregoing, if neither the Trustee nor any of the officers of the Fund, if any, have interacted with a Holder of Investor Units in any manner (whether by telephone, e-mail, facsimile or through the payment of Investor Returns) for a period in excess of 120 days and, despite the Holder's good faith efforts to contact such person(s), the Holder shall be unable to reach them, then the Holder shall be entitled to make a written request upon any circuit judge of Multnomah County, Oregon, acting as an individual and not in any judicial capacity, to remove the then current Trustee of the Fund and to appoint a successor trustee (the "Appointed Successor Trustee"). Any Appointed Successor Trustee shall be a bank with trust powers or a trust company, either state or national. Once appointed, the Appointed Successor Trustee shall be entitled to contact the Fund's accountant and obtain all records of the Fund in the possession of the accountant which would be useful or necessary in order to allow the Appointed Successor Trustee to contact each of the Holders of the Investor Units and to complete the redemption of all of the outstanding Investor Units in accordance with the provisions of the Declaration of Trust. Although any Appointed Successor Trustee shall possess and shall be entitled to exercise all powers and authority conferred on the Trustee in the Declaration of Trust, any such Appointed Successor Trustee shall only exercise such powers and authority to the extent necessary to achieve the responsibilities discussed in the preceding sentence.

DISTRIBUTIONS  OF  INCOME

     Distributions to the Holders of the Investor Units. Following payment of the expenses as provided in the Declaration of Trust, the Trustee shall, out of the remaining Quarterly Income, distribute the quarterly Investor Returns to each Holder who has owned Investor Units for at least 45 days.

     If desired, any Holder of five or more Investor Units may utilize the Investor Returns paid to such Holder to purchase additional Investor Units. To the extent a Holder desires to do so and the Investor Returns paid to such Holder are not equally divisible by $5,000, the Trustee will, upon request, retain the uneven amount of such Holder's Investor Returns in the Fund Investor Account. Once the aggregate of all such uneven funds applicable to such Holder reaches an amount divisible by $5,000, such Holder will be deemed to have purchased an additional Investor Unit for each $5,000 applicable to such Holder.

     Distributions to the Holders of the Founders Units. To the extent any Quarterly Income remains after the payment of the items required in the Declaration of Trust, the Trustee shall be entitled to distribute such amount, pro rata, to the Holders of the Founders Units.

INDEMNIFICATION

     Trustee, Officers, etc. The Fund shall indemnify to the fullest extent of the law, as currently in effect or as hereafter amended, the Trustee and the Fund's officers and those who have ceased to be a Trustee or officer (each such person being referred to hereinafter as a "Covered Person") against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Fund or the Holders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Fund or the Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Fund to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office. Any approval pursuant to the Declaration of Trust shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with the Declaration of Trust as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Fund or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Holders. In case any Holder shall be held to be personally liable solely by reason of such Holder's status as a Holder and not because of such Holder's acts or omissions or for some other reason, such Holder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular class of Units owned by such Holder.

     Expenses of Indemnification. Expenses, including counsel fees so incurred by any person entitled to indemnification pursuant to the Declaration of Trust (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized, provided that:

-    Such person shall provide security for such undertaking;

- The Fund shall be indemnified against losses arising by reason of such person's failure to fulfill the undertaking; or

- If independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such person ultimately will be entitled to indemnification.

INSURANCE COVERING INVESTOR UNITS

     Upon the purchase of Investor Units, each investor will receive an insurance policy issued by the Insurer, naming the investor as the insured, covering 100 percent of his principal investment. The policy will insure against any failure of the Fund to return all of the principal investment to the investor upon redemption of his Investor Units. The insurance premium will be an amount equal to three percent per annum of the total invested by an investor, payable at the time of investment, at the rate of 0.75 percent each quarter. Therefore, at the time each Investor Unit is purchased, each $5,000 invested will be subject to a charge of $37.50 per quarter. The Fund will debit the amount of the premium due for the insurance for the quarter in which an Investor Unit is purchased from the portion of the Fund Investor Account applicable to the investor. If less than a quarter remains after the Investor Unit is purchased, the amount of the insurance premium will be prorated for the time remaining in the quarter. Other important facts concerning the insurance are the following:

- Any Fund Investor Account must be at a Qualified Bank acceptable to the Insurer. As of the date of this prospectus, the Qualified Bank is Barclays Bank PLC, New York, New York. In the event that another bank is selected, it must meet the definition of a Qualified Bank.

- Any investor may have his Investor Units redeemed at the end of any quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent of his total investment at that time for the quarter in which redemption occurs.

- At any time when the principal amount of the Investor Units is increased or decreased, as the case may be, the amount of the insurance with respect to the applicable Investor Units will concurrently be increased or decreased, as appropriate.

- If desired, the Fund may change the insurance company to act as the Insured. In such event, any newly selected insurance company must meet the definition of the Insured in this prospectus.

     Qualified Bank. A Qualified Bank under the Declaration of Trust and this prospectus means any bank selected by the Trustee, which satisfies all of the following criteria:

- Such bank maintains a rating of at least "A-1" by Standard & Poor's Corporation, "P1" by Moody's Investor's Service, or an equivalent rating of a recognized rating service;

-    Such bank maintains a trust department;

-    Such bank maintains a securities department or owns a securities company;

- Such bank has not failed to honor a Forward Commitment or any similar obligation at any time; and

-    Such bank is acceptable to the Insurer.

     The Insurance Policy. The Insurer will issue a policy containing the below-described provisions with respect to the Fund's Investor Units:

- The policy will be delivered by the Insurer to each Holder of the Investor Units.

- Under the policy, the Insurer unconditionally and irrevocably agrees to pay for disbursement to the Investor Unit Holders that portion of the Redemption Value per Investor Unit which is then due for redemption and which the Fund shall have failed to provide.

- Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from an Investor Unit Holder or the paying agent to the Insurer that the required payment of principal value has not been made by the Fund to the Investor Unit Holder, on the due date of such payment or within 30 business day after receipt of notice of such nonpayment, whichever is later, the Insurer will make a deposit of funds, in an account with Barclays Bank PLC, New York, New York, or it's successor as its agent (the "Fiscal Agent") sufficient to make the portion of such payment not paid by the Investor Unit Holder. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the Investor Unit Holder's right to receive such payment and any appropriate instruments of assignment required to vest all of the Investor Unit Holder's right to such payment in the Investor Units, the Fiscal Agent will immediately disburse such amount to the Investor Unit Holder.

- As long as all premiums on the insurance policy are paid when they are due, the policy is non-cancelable for any reason.

     The Insurer. Any insurance covering an Investor Unit must be written by an insurance company licensed to provide insurance within the United States and must have an A.M. Best rating of "A" or higher.

                               INVESTMENT STRATEGY

GENERAL

     The People's Avenger Fund Business Trust was formed to capitalize on certain investment opportunities that arise in today's practice of syndicating the underwriting of debt securities by financial institutions. Oftentimes, internal corporate policies and legal regulations limit a financial institution's ability to provide large amounts of funds or grant extremely large loans to its customers. Although the Fund has not participated in any transactions utilizing the business strategy described in this prospectus, Gary
L. Lancaster, the Trustee, has participated in numerous transactions utilizing such strategy in his previous positions as an officer of several financial institutions, which enabled him to gain the necessary background knowledge while developing significant business contacts at many other institutions who regularly participate in the syndication of debt securities offerings. Those contacts, when combined with the Fund's investment strategy, which is discussed below, are expected to facilitate the Trustee's ability to enter into transactions on behalf of the Fund.

     Put in its simplest terms, the business of the Fund is to lend its financial resources, our balance sheet if you will, to a financial institution which desires to provide a credit facility to a customer in the form of a Permitted Investment, in excess of the financial institution's limits to do so. We will receive a fee from the financial institution for providing our financial resources.

     It should be understood that we will have no part in the financial institution's issuance of its credit facility. We do not sell anything to anyone or have any responsibility to do so. We do not sell any securities to any party. In the event that the financial institution is unable to fully fund its obligations under its credit facility, we will be called upon by the financial institution to purchase the Permitted Investment with funds in the Fund Investor Account. Thereafter, we will sell the Permitted Investment and restore the cash to the Fund Investor Account.

BANKING REGULATIONS AND BOND UNDERWRITING

     Banking Regulations. Pursuant to long-standing banking industry regulations, each bank is limited as to the amount of credit it may extend to any one of its customers. The per customer credit limit (the "Credit Ceiling") varies for each bank and is calculated based on the value of the bank's assets. Although determining a bank's Credit Ceiling in this manner is logical given the regulations' goal of maintaining the stability of the bank as a whole, it often has the effect of preventing a bank from being able to make very large loans or commit large amounts of funds to one of its customers who, based on the customer's size and creditworthiness, would otherwise meet any applicable requirements.

     In order to avoid disappointing their clients and potentially losing valuable business, banks have developed a system of syndicating or "laying-off" the difference between the funds needed by their customers and the funds the banks can make available without exceeding their Credit Ceilings. Generally, after becoming aware that the value of an upcoming transaction for one of its clients will exceed its Credit Ceiling, a bank will begin contacting additional banks and financial institutions in order to obtain commitments ("Forward Commitments") from such entities to provide the funds necessary to cover all or a portion of the required funds the bank cannot provide due to its Credit Ceiling. This has the effect of satisfying the banking regulations necessary to permit the primary bank to handle the transaction.

     Internal Guidelines. The scenario described in the prior paragraph is also utilized by officers of financial institutions that have developed additional internal guidelines. That is, the governing bodies of many financial institutions have adopted additional guidelines which prevent the banks from keeping more than a specific percentage or set amount of a transaction on the banks' books after the transactions close. Because such guidelines are often even more restrictive than the application of the regulatory Credit Ceiling, they force the primary institution to syndicate an even larger percentage of the funds that will be needed by its customer.

     Due to the significant size of many of today's debt securities offerings, it has become increasingly common for banks and other financial institutions to obtain Forward Commitments in order to be able to underwrite such transactions for their customers. Although the Fund will participate in transactions involving various types of debt securities, as described in this prospectus, the following description of a bond underwriting transaction is a helpful illustration of the typical syndication of the underwriting of a debt securities offering.

     Lead Syndicators. On large bond offerings, the primary underwriting institution (all such primary underwriters of any debt securities being referred to in this prospectus as the "Lead Syndicator") earns its profit on the transaction by charging an underwriting fee, which is a negotiated percentage of the face value of the bonds. In practice, the Lead Syndicator sells the bonds to the public at face value, then, after subtracting its underwriting fee, forwards the remaining proceeds from the offering to its customer. Since the underwriting fee is negotiated before the Lead Syndicator agrees to underwrite the offering, the Lead Syndicator is able to begin contacting third parties in order to determine whether the Lead Syndicator can successfully obtain sufficient Forward Commitments to cover that portion of the offering the Lead Syndicator is unable to underwrite due to its Credit Ceiling or internal guidelines, as applicable. In order to induce other banks and financial institutions to make the necessary Forward Commitments, the Lead Syndicator must offer the other entities a negotiated fee for their Forward Commitments, thereby decreasing the Lead Syndicator's potential profits on the portion of the bond issuance it must syndicate. The Lead Syndicator is willing to accept this situation because the regulatory Credit Ceiling or internal guideline, as applicable, would otherwise prevent the Lead Syndicator from handling the transaction for its customer, who generally only wants to negotiate with one institution.

THE FUND'S INVESTMENT STRATEGY

     The Fund's strategy for entering into transactions involving the syndication of the underwriting of debt securities, which is discussed in detail below, was developed to satisfy two primary goals:

-    Maximizing the protection of the investors' investments; and

- Simultaneously maintaining a level of profitability which will enable the Fund to provide the investors with an adequate return on their investment.

     A Syndication Transaction in Action. At the time a Lead Syndicator requests the issuance of a Forward Commitment from the Fund, the Trustee will be given a firm deadline for accepting or declining the request. If the Lead Syndicator has not received a response from the Fund upon expiration of the applicable time period, whether it be a day or, more commonly, less than a few hours, the investment opportunity is lost, and the Lead Syndicator will move on to the next institution on its list. Upon being contacted by the Lead Syndicator, the Trustee must make two initial determinations on behalf of the
Fund:

-    Whether the debt securities at issue constitute Permitted Investments; and

- Whether sufficient funds are available to the Fund for the issuance of a Forward Commitment in the amount requested by the Lead Syndicator.

     If both of the foregoing can be answered affirmatively, and the Lead Syndicator has already secured subscriptions from third parties to purchase the underlying debt securities, the Trustee will issue the requested Forward Commitment.

     On the scheduled day of issue and delivery, all subscribers are required to wire the purchase price to the Lead Syndicator. Once the Lead Syndicator has received confirmation of its receipt of the total purchase price (the purchase price for all of the debt securities underlying the Forward Commitment issued by the Fund), the Fund's obligation under the Forward Commitment will terminate and the Fund will be paid a negotiated fee by the Lead Syndicator equal to not less than 15 basis points (0.15 percent) per Forward Commitment. Therefore, if all subscribers settle as anticipated, the Fund's obligations under the Forward Commitment will terminate and the Fund will have earned its profit on the transaction, without any monies ever actually being removed from the Fund Investor Account (which is the most important security feature of the Fund's investment strategy).

     In those instances where a subscriber failed to settle as anticipated, the Lead Syndicator would have the option, but not the obligation, to sell any debt securities not purchased by the defaulting subscriber(s) to any available purchaser(s). Otherwise, the Lead Syndicator would be entitled to require the Fund to satisfy its obligation under the Forward Commitment utilizing the pledged funds in the Fund Investor Account to purchase such debt securities. That is, the Lead Syndicator would deliver the debt securities to the Qualified Bank as instructed by the Trustee and, upon the Trustee's satisfaction that the debt securities constitute Permitted Investments, the Trustee would then pay the purchase price in cash from the Fund Investor Account and deposit the debt securities in such account. Thereafter, once the debt securities are sold to another party, the cash is then deposited into the Fund Investor Account, restoring it to a cash only position.

     The Mechanics of Our Strategy. The provisions of the Declaration of Trust will enable the Trustee to utilize the funds in the Fund Investor Account for the purpose of making very large Forward Commitments on behalf of the Fund. However, the Trustee is prohibited from releasing any funds in the Fund Investor Account unless the Trustee simultaneously replaces the funds to be withdrawn with "Permitted Investments" of greater value. Since the Trustee is legally prohibited from basing a Forward Commitment on deposits which cannot be immediately withdraw on behalf of the Fund should it be necessary, the Trustee is effectively prohibited from issuing Forward Commitments on behalf of the Fund if the underlying debt securities would not satisfy the limited definition of Permitted Investments.

     The definition of Permitted Investments means debt securities bearing interest or sold at a discount which satisfy all of the following criteria:

- The securities are issued by an entity having, at the time of the Forward Commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investor's Service, or the equivalent rating of any other recognized rating service;

- On the date of delivery, the securities (a) are the subject of one or more subscriptions obtained by the Trustee, on behalf of the Fund, which obligate qualified creditworthy third party subscribers acceptable to a Qualified Bank and the Trustee to purchase the securities for an amount greater than the amount to be withdrawn by the Trustee from the Fund upon delivery of such securities; or (b) have a yield to maturity of at least 350 basis points higher per annum than the 10-year U.S. Treasury market rate on such date; and

- The securities (a) do not bear interest only, and (b) do not have a final maturity of more than 10 years.

     The limited definition of Permitted Investments is designed to increase the Fund's ability to achieve its primary goals of protecting the investors' investments while simultaneously earning a profit. That is, by only participating in issues where the Lead Syndicator has obtained subscriptions from qualified third parties in advance should, except in very limited situations, alleviate any need for funds to be withdrawn from the Fund Investor Account. Additionally, the purchase price applicable to each security will provide for a margin of profit which is expected to be more than sufficient to offset the Fund's operational expenses and to provide a portion of the funds necessary to pay the anticipated Investor Returns.

     Lastly, even in those situations in which a third party is unable to satisfy its subscription obligation (thereby requiring the Fund to actually withdraw funds from the Fund Investor Account in order to deliver the purchase price for the debt securities underlying the Forward Commitment), requiring a discounted purchase price and a very high rating in order for the debt securities to constitute Permitted Investments is expected to allow the Fund to sell the debt securities on the open market in order to restore the Fund Investor Account to a cash position. In such situations, which, in our opinion would only occur if a financial institution was closed by regulators during the few hours the Forward Commitment is outstanding or the third party otherwise refuses to complete the purchase (which we feel would rarely occur due to the obvious consequences to the third party's reputation in the syndication market), the most likely consequence would be that the Fund might be forced to actually sell the debt securities for an amount less than the original face value, which would have the effect of decreasing, or nullifying, the anticipated profit to be earned by the Fund on the transaction.

     Additionally, in order to strengthen the likelihood of the Fund's success in those situations where the underlying debt securities will not be purchased by the initial subscriber, the Fund's required yield to maturity contained in the definition of Permitted Investment, which must be at least 350 basis points higher per annum than the 10-year U.S. Treasury market rate on the date the debt security is delivered, was intentionally set at a level which we believe optimizes the Fund's ability to sell the underlying debt securities without incurring a loss.

     The reasoning behind our belief is best illustrated by reviewing Appendix B
                                                                      ----------
attached to this prospectus, which breaks down, for the period from February 1985 through September 2002, the monthly performance of the market for three categories of debt securities, which correspond to the only three debt securities ratings which could satisfy the definition of Permitted Investments. The performance data also contains a fourth column of information, based on a blend of all three categories. Although we believe the data gathered in connection with the preparation of Appendix B was obtained from reliable
                                   ----------
sources, we encourage each potential investor to evaluate comparable information from any additional sources such investor deems necessary. In short, the information contained on Appendix B indicates that the largest negative monthly
                         ----------
decrease, or devaluation, during such period was:

- 33 basis points (September 1998) for debt securities with a rating of AAA/Aaa;

- 39 basis points (April 1986) for debt securities with a rating of AA/Aa2 rated debt securities;

-    49 basis points (October 2001) for debt securities with a rating of A/A2;
     and

-    50 basis points (August 2002) for the blend of the three ratings.

     Further, a review of Appendix B, which covers a period of 200 months,
                          ----------
indicates that a negative monthly spread of 25 basis points or greater occurred on three occasions for debt securities with a rating of AAA/Aaa, on five occasions for debt securities with a rating of AA/Aa, on five occasions for debt securities with a rating of A/A2, and on six occasions for the blend of the three ratings.

     Despite the stability of the high rated debt securities market over the last 17 years, it is foreseeable that on some occasions the Fund may be required to sell particular debt securities for a price less than the amount to be paid to the Lead Syndicator by the Fund pursuant to the applicable Forward Commitment. To the extent the Fund is unsuccessful in offsetting any such losses with the anticipated profits from other transactions, such losses will cause a reduction in the principal balance of the Fund Investor Account. However, upon the purchase of Investor Units, each investor will receive an insurance policy issued by the Insurer, naming the investor as the insured, covering 100 percent of his principal investment. The policy will insure against any failure of the Fund to return all of the principal investment to the investor upon redemption of his Investor Units. See "The Fund - Insurance Covering Investor Units."

LITIGATION

     The Fund is not engaged in any litigation, and the Trustee is not aware of any claims or complaints that could result in future litigation against the Fund.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion of the principal United States federal income tax consequences of ownership of the Investor Units represents the opinion of Glast, Phillips & Murray, P.C., counsel to the Fund. It deals only with the Investor Units held as capital assets by a Holder who acquires his Investor Units at the issue price from the Fund pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold Investor Units that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect and all subject to change or different interpretation at any time, perhaps with retroactive effect. It should be noted that the Fund has not sought a ruling from the Internal Revenue Service with respect to the federal income tax consequences of ownership of Investor Units, and the Internal Revenue Service is not required to agree with the opinion of Glast, Phillips & Murray, P.C.

     Prospective purchasers of the Investor Units should consult their own tax advisers concerning the consequences, in their particular circumstances, under the Code and the laws of any state, local or other taxing jurisdiction, of ownership of the Investor Units.

     A United States Holder is a beneficial owner of the Investor Units who or that is:

-    A citizen or resident of the United States;

-    A domestic corporation; or

- Otherwise subject to United States federal income taxation on a net income basis in respect of the Investor Units.

     Tax Status of the Fund. The Fund will be treated as a grantor trust for federal income tax purposes, and each Holder will be considered the owner of its pro rata portions of the Permitted Investments in the Fund under the grantor trust rules of the Code. Income received by the Fund will be treated as income of the Holders in the manner set forth below.

     Tax Basis of the Permitted Investments. A Holder's initial tax basis in the Permitted Investments will equal its pro rata portion of the amounts paid for them by the Fund.

     Distribution of Cash. Upon receipt of cash by the Fund, a Holder will recognize capital gain or loss equal to the difference between the Holder's allocable portion of the amount of cash received and the Holder's basis in the Permitted Investments settled for cash.

     Redemption of the Investor Units. The redemption of a Holder's Investor Units will be treated as the Holder having sold his pro rata portion of the Permitted Investments underlying the Investor Units. As a result, the Holder will recognize capital gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portion of the Permitted Investments. Any gain or loss will be long-term capital gain or loss if the Fund has held the relevant property for more than one year. Long-term capital gain of an individual Holder will be subject to a maximum tax rate of 20 percent in respect of property held for more than one year.

     Backup Withholding and Information Reporting. The payments of Investor Returns, and the proceeds received from the redemption of Investor Units, may be subject to United States backup withholding tax at the rate of 31 percent if the Holder of those Investor Units fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against that Holder's U.S. federal income tax liability and may entitle that Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

     After the end of each calendar year, the Fund will furnish to each record Holder of the Investor Units an annual statement containing information relating to the Investor Returns. The Fund will also furnish annual information returns to each record Holder of the Investor Units and to the Internal Revenue Service.

                                  LEGAL MATTERS

     The validity of the securities offered hereby will be passed upon for the Fund by Glast, Phillips & Murray, P.C., Houston, Texas.

                                     EXPERTS

     Our financial statement included in this prospectus has been audited by Malone & Bailey, PLLC, independent accountants, as stated in their opinion given upon the authority of that firm as experts in accounting and auditing.

                          INDEX TO FINANCIAL STATEMENTS
                                                                        Page No.
                                                                        --------
Independent Auditors' Report                                               F-1
Statement of Assets and Liabilities                                        F-2
Notes to Financial Statements                                              F-3

                          INDEPENDENT AUDITORS' REPORT


To the Unit Holders and Trustee of
  The People's Avenger Fund Business Trust

     We have audited the accompanying statement of assets and liabilities of The People's Avenger Fund Business Trust (the Fund) as of December 15, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of The People's Avenger Fund Business Trust at December 15, 2002, in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, PLLC
Houston, Texas
www.malone-bailey.com

December 21, 2002

                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 15, 2002


                                                                 2002
                                                                ------

                                     ASSETS

Assets:
  Cash                                                          $5,000
  Deferred offering costs                                        2,500
                                                                ------
    Total assets                                                 7,500
                                                                ------

                                  LIABILITIES

Liabilities:
  Offering costs payable                                         2,500
                                                                ------
    Total liabilities                                            2,500
                                                                ------

Net assets (1 unit of $5,000 founders shares outstanding, 100 units authorized, 0 units of $5,000 investor units
  outstanding, unlimited units authorized)                      $5,000
                                                                ======

Net asset value per share                                       $5,000
Maximum offering price per unit                                 $5,000

                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The People's Avenger Fund Business Trust (the "Fund") was organized as a Nevada Business Trust on December 9, 2002. The Fund has had no operations to date other than matters relating to its organization and registration as a closed-end non-diversified unit investment trust under the Investment Company Act of 1940, as amended, and the sale of one Founders Unit for $5,000.

NOTE 2 - ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

NOTE 3 - FEDERAL INCOME TAXES

The Fund intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to its Unit Holders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to federal excise tax.

NOTE 4- FOUNDERS AND INVESTOR UNITS

Voting
------

The Holders of Founders Units shall have the exclusive right to vote for the election of the Trustee of the Fund and for all other purposes. Investor Units shall have no voting rights.

Redemption
----------

If there are no Investor Units outstanding, each Holder of Founders Units can have the Fund redeem all of its Founders Units upon 30 days notice.

NOTE 5 - DEFERRED OFFERING COSTS

The Fund is in the process of a public offering and has capitalized certain costs directly relating to the offering.

                       WHERE YOU CAN FIND MORE INFORMATION

     We have filed a registration statement under the Securities Act with the Securities and Exchange Commission with respect to our Investor Units offered as described in this prospectus. This prospectus constitutes our prospectus filed as part of the registration statement. This prospectus does not contain all of the information set forth in the registration statement because certain parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits are available for inspection and copying from the Public Reference Section of the SEC, located at 450 Fifth Street, N.W., Washington, D.C. 20549, or by calling the SEC at (800) SEC-0330. The SEC maintains an Internet web site that contains reports, proxy statements and other information regarding The People's Avenger Fund Business Trust. The address of the SEC web site is http://www.sec.gov.

     The People's Avenger Fund Business Trust has not been previously subject to the reporting requirements of the Exchange Act, although we will become subject to those reporting requirements following the effective date of the registration statement to which this prospectus relates. In accordance with the Exchange Act, we will file reports, proxy statements and other information with the SEC. In addition, we intend to furnish our stockholders with annual reports containing audited financial statements and interim reports as we deem appropriate. No person is authorized by us to give any information or to make any representations other than those contained in this prospectus, and, if given or made, you should not rely upon that information.

     This prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this prospectus nor any distribution of securities pursuant to this prospectus shall, under any circumstances, create any implications that there has been no change in the information set forth or incorporated into this prospectus by reference or in our affairs since the date of this prospectus.

                                     PART C
                                OTHER INFORMATION

ITEM  24.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

1.   FINANCIAL STATEMENTS.
     --------------------

     Part A - Independent Auditors' Report
              Statement of Assets and Liabilities
              Notes to Financial Statements

     Part B - None.

2.   EXHIBITS.
     --------

EXHIBIT NO.                    IDENTIFICATION OF EXHIBIT
------------                   -------------------------
   2(a)       First Amended and Restated Agreement and Declaration of Trust dated December 31, 2002.
   2(b)       See Exhibit 2(a).
   2(d)       See Exhibit 2(a).
   2(k)       Escrow Agreement between the Fund and Barclays Bank PLC.*
   2(l)       Opinion and Consent of Counsel to the Fund.*
   2(n)(i)    Tax Opinion of Counsel to the Fund (consent contained in Exhibit 2(l).*
   2(n)(ii)   Consent of Independent Public Accountants.
   2(p)       Form of Subscription Agreement.*
   2(r)       Code of Ethics.*

---------------
*    To be filed by amendment.

ITEM  25.     MARKETING  ARRANGEMENTS.

     None.

ITEM  26.     OTHER  EXPENSES  OF  ISSUANCE  AND  DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in the Registration Statement:

      SEC Registration Fee. . . . . . . . . . .  $   23,000
      Printing and Engraving Expenses . . . . .      15,000
      Insurance Premiums. . . . . . . . . . . .   7,500,000
      Legal Fees and Expenses . . . . . . . . .      50,000
      Accounting Fees and Expenses. . . . . . .      10,000
      Blue Sky Fees and Expenses. . . . . . . .       5,000
      Miscellaneous . . . . . . . . . . . . . .      15,000
                                                 ----------
        Total . . . . . . . . . . . . . . . . .  $7,618,000
                                                 ==========

ITEM  27.     PERSONS  CONTROLLED  BY  OR  UNDER  COMMON  CONTROL.

     Before December 9, 2002, the Fund had no existence. Since the effective date of the prospectus, the Fund has had one Holder of the Founders Unit.

ITEM  28.     NUMBER  OF  HOLDERS  OF  SECURITIES.

     There is only one Holder of the securities of the Registrant, Gary L. Lancaster, who is the owner of one Founders Unit.

ITEM  29.     INDEMNIFICATION.

     The Escrow Agreement, to be filed as Exhibit 2(k) to this Registration Statement provides for indemnification to the escrow agent against certain liabilities, including liabilities under the Securities Act of 1933.

     The First Amended Agreement and Declaration of Trust, filed as Exhibit 2(a) to this Registration Statement, provides for indemnification of the Trustee and the Fund's officers and those who have ceased to be a Trustee or officer (a "Covered Person") to the fullest extent of the law, as currently in effect or as hereafter amended, against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Fund or the Holders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

ITEM  30.     BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER.

     Not Applicable.

ITEM  31.     LOCATION  OF  ACCOUNTS  AND  RECORDS.

     The Fund's accounts, books and other documents are currently located at the offices of the Registrant, 1382 Leigh Court, West Linn, Oregon 97068.

ITEM  32.     MANAGEMENT  SERVICES.

     Not Applicable.

ITEM  33.     UNDERTAKINGS.

     1. The Registrant undertakes to suspend the offering of the Units until the prospectus is amended if (a) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. The Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, inasmuch as the Registrant proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act [15 U.S.C. 80a-14(a)(3)].

     3.     The Registrant undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

               (1) To include any prospectus required by Section 10(a)(3) of the Securities Act [15 U.S.C. 77j(a)(3)];

               (2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

     As required under the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Linn, Oregon, on December 31, 2002.

                                              THE PEOPLE'S AVENGER FUND BUSINESS
                                              TRUST



                                              By  /s/ Gary L. Lancaster
                                                --------------------------------
                                                Gary L. Lancaster, Trustee


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities and on the date indicated:

 SIGNATURE                            TITLE                       DATE
-----------------------  -------------------------------   -----------------

  /s/ Gary L. Lancaster    Principal Executive Officer,    December 31, 2002
-----------------------    Principal Financial Officer,
GARY L. LANCASTER        Principal Accounting Officer and
                                     Trustee

                                   Appendix A

                FIRST AMENDED AGREEMENT AND DECLARATION OF TRUST
                   OF THE PEOPLE'S AVENGER FUND BUSINESS TRUST

     THIS AGREEMENT AND DECLARATION OF TRUST is made at Portland, Oregon, this 31st day of December, 2002, by GARY L. LANCASTER (the "Trustee").

                                   WITNESSETH

     WHEREAS, on December 7, 2002, the Trustee formed a Nevada business trust known as "The "People's Avenger Fund Business Trust" (the "Fund") in order to allow investors to participate in certain investment opportunities known to the Trustee; and

     WHEREAS, the Trustee filed a Certificate of Trust with respect to the Fund with the Secretary of State of Nevada on December 9, 2002; and

     WHEREAS, the Trustee has agreed to manage all property coming into the Fund, as trustee of a Nevada business trust in accordance with the provisions hereof; and

     WHEREAS, the Trustee desires to amend this Declaration of Trust as hereinafter provided;

     NOW, THEREFORE, the Trustee hereby declares that it will hold all cash, securities and other assets, which it may from time to time acquire in any manner as Trustee hereunder, IN TRUST, to manage and dispose of the same upon the terms and conditions hereinafter set forth for the benefit of the Holders (as defined herein):

                                    ARTICLE I
                              NAME AND DEFINITIONS

     1.1.     Name.  This  Nevada  business  trust shall continue to be known as
              ----
"THE PEOPLE'S AVENGER FUND BUSINESS TRUST" and the Trustee shall conduct the business of the Fund under that name or, provided the Trustee files any documentation required by the applicable governmental agency, any other name as the Trustee may from time to time determine.

     1.2.     Definitions.  The  following  terms  used  in  this Declaration of
              -----------
Trust  are  defined  as  follows:

          (a)     "Appointed  Successor  Trustee"  has  the meaning indicated in
Section  2.3(i)  hereof.

          (b) "Certificate of Trust" means the Certificate of Trust filed with the Secretary of State of the State of Nevada, as required by Section 88A.210 of the Nevada Business Trust Act.

          (c) "Covered Person" has the meaning indicated in Section 7.1 hereof.

          (d) "Current Investor Unit Value" means, for each Investor Unit outstanding, the balance allocated to each Investor Unit, measured as of the last day of the preceding calendar quarter.

          (e) "Declaration of Trust" means this Agreement and Declaration of Trust, as it may be amended from time to time.

          (f) "Founders Unit Certificate" means a certificate to be issued to a Holder of Founders Units in order to represent such Holder's beneficial ownership of the applicable number of Founders Units.

          (g) "Founders Unit" means any one of that class of Units of the Fund formally known as the "The People's Avenger Fund Business Trust Founders Units."

          (h) "Fund" means the Nevada business trust established by this Declaration of Trust.

          (i) "Fund Expense Account" means the account designated by a reference such as the "Fund Expense Account at [name of Qualified Bank] Bank" established by the Trustee, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Fund. All income of the Fund generated with respect to the Permitted Investments will be deposited into the Fund Expense Account. Moreover, all distributions of Quarterly Income will be paid out of the Fund Expense Account.

          (j) "Fund Investor Account" means the account designated by a reference such as the "Fund Investor Account at [name of Qualified Bank] Bank" established by the Trustee, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Fund. All amounts received by the Fund with respect to the purchase of Investor Units will be placed in the Fund Investor Account. The only expenses to be paid out of the Fund Investor Account will be the premiums for insurance covering the Investor Units.

          (k) "Holder" means a record owner of one or more Units, and such term is used herein regardless of whether such record owner is an individual, a corporation, partnership, limited liability company, limited partnership, trust, foundation, or any other entity.

          (l) "Insurer" means the insurance company designated by the Fund to write an insurance policy that will insure against any failure of the Fund to return all of the principal investment to the investor upon redemption of his Investor Units. Any insurance covering an Investor Unit must be written by an insurance company licensed to provide insurance within the United States and must have an A.M. Best rating of "A" or higher.

          (m) "Investor Returns" means, for each of the Investor Units, an amount of cash actually earned resulting from the "best efforts" of the Trustee under this Declaration of Trust, which shall be distributable as provided in this Declaration of Trust. As used herein, "best efforts" means that the Trustee will do its best to generate earnings for each Holder of an Investor Unit, but does not guarantee that there will be any Investor Returns.

          (n) "Investor Unit" means any one of that class of Units of the Fund formally known as the "The People's Avenger Fund Business Trust Investor Units."

          (o) "Investor Unit Certificate" means a certificate to be issued to a Holder of Investor Units in order to represent such Holder's beneficial ownership of the applicable number of Investor Units.

          (p) "Owner Ledger" means the record book of the Fund which shall be maintained and updated by the Trustee as necessary and which shall contain the name and address of each Holder and the number of Units beneficially owned (including the respective class thereof, as appropriate) by each Holder.

          (q) "Permitted Investments" means debt securities bearing interest or sold at a discount which satisfy all of the following criteria:

               (i) The securities are issued by an entity having, at the time of the Forward Commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investor's Service, or the equivalent rating of any other recognized rating service;

               (ii) On the date of delivery, the securities (a) are the subject of one or more subscriptions obtained by the Trustee, on behalf of the Fund, which obligate qualified creditworthy third party subscribers acceptable to a Qualified Bank and the Trustee to purchase the securities for an amount greater than the amount to be withdrawn by the Trustee from the Fund upon delivery of such securities; or (b) have a yield to maturity of at least 350 basis points higher per annum than the 10-year U.S. Treasury market rate on such date; and

               (i) The securities (a) do not bear interest only, and (b) do not have a final maturity of more than 10 years.

          (b) "Qualified Bank" means any bank selected by the Trustee, which satisfies all of the following criteria:

               (i) Such bank maintains a rating of at least "A-1" by Standard & Poor's Corporation, "P1" by Moody's Investor's Service, or an equivalent rating of a recognized rating service;

               (ii)     Such  bank  maintains  a  trust  department;

               (iii) Such bank maintains a securities department or owns a securities company;

               (iv) Such bank has not failed to honor a Forward Commitment or any similar obligation at any time; and

               (v)     Such  bank  is  acceptable  to  the  Insurer.

     The Qualified Bank initially designated by the Trustee is Barclays Bank PLC, whose address is 7th Floor, 222 Broadway, New York, New York 10038, telephone (212) 412-4000. However, if the Insurer requires the Fund to use a different Qualified Bank, any such Qualified Bank must meet the qualifications for a Qualified Bank specified herein

          (r) "Quarterly Income" means, for the applicable quarterly period, the total of:

               (i)     The  Standstill  Income  for  such  period;  and

               (ii) All income generated from the investment transactions entered into by the Trustee during such period, as permitted herein.

          (s) "Redemption Value per Investor Unit" means the total balance of the Investor Units to be redeemed, measured as of the date the Trustee or the Holder (as applicable) received the redemption notice, divided by the outstanding number of Investor Units on such date.

          (t)     "Securities Act" means the Securities Act of 1933, as amended.

          (u) "Standstill Income" means all income generated though the investment of cash contained in the Fund Expense Account as provided in Sections 2.2(d) and 2.3(d) hereof.

          (v) "Trustee" means the Trustee named herein and any successor Trustee(s) or Appointed Successor Trustee of the Fund elected or appointed as Trustee(s) of the Fund in accordance with any provision of this Declaration of Trust.

          (w)     "Unit"  means  a  unit  of  beneficial  ownership in the Fund.

                                   ARTICLE II
                                      UNITS

     2.1.     Division  of  Units into Classes.  The Units shall be divided into
              --------------------------------
classes,  as  follows:

          (a)     Classes  of  Units.  The  Units  shall  be  divided  into  two
                  ------------------
classes, the Founders Units and the Investor Units. The number of Founders Units shall be 100 and the number of Investor Units shall be unlimited.

          (b)     Issuance of Classes of Units.  Except as otherwise provided in
                  ----------------------------
this Declaration of Trust, the following provisions shall govern the issuance of any Units:

               (i) The Trustee shall issue each Unit, regardless of the class thereof, for a purchase price of $5,000.

               (ii) The Trustee shall maintain separate records for each class of the Units.

               (iii) At all times, the total cash received by the Fund upon the purchase of each class of the Units, as well as all assets associated with each class of the Units, shall be held and accounted for separately from the cash received by the Fund upon the purchase of every other class of the Units, as well as all assets associated with each class of the Units, and the Trustee shall maintain sufficient records thereof. No Holder of any Unit shall have any claim on or right to any assets allocated or belonging to any other Unit held by another Holder.

               (iv) The assets of each Unit shall be subject only to the rights of creditors of that particular Unit, and all persons who have extended credit that has been allocated to a particular Unit, or who have a claim or contract which has been allocated to any particular Unit, shall look only to the assets of that particular Unit for payment of such credit, claim or contract. The Trustee shall include a notice of such limited liability of each class of the Units in the Certificate of Trust. Any general liabilities, expenses, costs, charges or reserves of the Fund that are not readily identifiable as belonging to any particular class of the Units shall be solely charged by the Trustee against the Quarterly Income of the Fund and then, to the extent such Quarterly Income is insufficient, to the assets of the Founders Units and be payable by the Holders of the Founders Units.

               (v) The Fund shall hold legal title to the Quarterly Income earned on the investments made pursuant to the terms of this Declaration of Trust, which shall be utilized for the payment of the expenses and costs of the Fund and distributed to the Holders in accordance with the provisions of this Declaration of Trust.

     2.2.     The  Founders  Units.  The  following  provisions  describe  the
              --------------------
additional  rights,  privileges  and  preferences  of  the  Founders  Units:

          (a)     Receipt  of  the  Purchase  Price of the Founders Units.  Upon
                  -------------------------------------------------------
receipt of the purchase price of the Founders Units, the Trustee, in its sole discretion, shall deposit the cash in the Fund's operational account or in the Fund Expense Account; provided however, to the extent any of such cash is deposited in the Fund Expense Account, the Trustee shall:

               (i) Make appropriate notations in the accounting records of the Fund to designate such account as a Fund Expense Account; and

               (ii) Verify that the Qualified Bank has correctly identified such account as a Fund Expense Account.

          (b)     Issuance of Certificates.  The Trustee shall issue each Holder
                  ------------------------
of Founders Units a Founders Unit Certificate for the appropriate number of Founders Units.

          (c)     Voting.  The  Holders  of  Founders  Units  shall  have  the
                  ------
exclusive right to vote for the election of the Trustee of the Fund and for all other purposes. Each outstanding Founders Unit shall entitle the Holder thereof to one vote on all matters submitted to a vote of the Holders of the Founders Units.

          (d)     Permitted  Investments.  Except  as provided in Section 2.2(e)
                  ----------------------
hereof, the Trustee shall be entitled to invest any cash contained in the Fund Expense Account in any of the Permitted Investments.

          (e)     General  Investment.  To  the  extent  any cash contained in a
                  -------------------
Fund Expense Account is not invested in the Permitted Investments, the Trustee shall be entitled to instruct each Qualified Bank to invest such cash in the manner described in Section 2.3(d) hereof.

          (f)     Liabilities.  All  of  the  liabilities, expenses and costs of
                  -----------
the Fund in excess of Quarterly Income shall be solely charged against the assets of the Founders Units, and all contracts or arrangements entered into by the Trustee on behalf of the Fund shall include a notice thereof.

          (g)     Distribution  of  Assets  and  Income.  The  Holders  of  the
                  -------------------------------------
Founders Units shall be entitled to receive distributions as provided in Section
3.3  hereof.

          (h)     Transfer  of  the  Founders  Units.  Except for the redemption
                  ----------------------------------
rights described in Section 2.2(i) hereof, no Holder of the Founders Units shall be entitled to sell, pledge, hypothecate, or otherwise transfer any portion of such Holder's Founders Units. Notwithstanding the foregoing, a Holder shall be entitled to pledge all or any potion of such Holder's Founders Units with the prior written consent of the Trustee, which may be withheld if such pledge would violate any provision of the Securities Act or any other applicable securities law or regulation.

               (i) Determine the redemption value of the Founders Units to be redeemed, which shall be equal to such Founders Units' pro rata share of the value of the net assets of the Fund as of the date of receipt of the Holder's redemption request; and

               (ii) Forward such amount, in cash or other available assets, to the redeeming Holder pursuant to the instructions provided by such Holder in the redemption notice.

     2.3.     The  Investor  Units.  The  following  provisions  describe  the
              --------------------
additional  rights,  privileges  and  preferences  of  the  Investor  Units:

          (a)     Certificates.  The Trustee shall issue each Holder of Investor
                  ------------
Units an Investor Unit Certificate for the appropriate number of Investor Units.

          (b)     Subscriptions  and  Receipt  of  the  Purchase  Price  of  the
                  --------------------------------------------------------------
Investor  Units.  Upon  receipt  of  the  subscription  agreement  of  a desired
---------------
investor, the Trustee shall notify the investor of the Fund's acceptance of the investor's subscription and shall:

               (i) Deposit the purchase price for such Investor Units (at which time the investor will be deemed a Holder of such Investor Units for purposes of this Declaration of Trust) in a Fund Investor Account at the Qualified Bank; and

               (ii) Make appropriate notations in the accounting records of the Fund of the number of the Investor Units purchased by an investor.

          (c)     Permitted  Investments.  Except  as provided in Section 2.3(d)
                  ----------------------
hereof, the Trustee shall be entitled to invest any cash contained in the Fund Expense Account in any of the Permitted Investments.

          (d)     General Investment.  To the extent the cash in a Fund Investor
                  ------------------
Account is not invested in the Permitted Investments, the Trustee shall be entitled to instruct each Qualified Bank to invest such funds as follows:

               (i) In the Qualified Bank's primary money market account or any other obligation of a Qualified Bank; or

               (ii) Provided the Fund shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

          (e)     Liabilities.  None  of  the  liabilities, expenses or costs of
                  -----------
the Fund shall be chargeable against the Fund Investor Accounts, including, without limitation, any fees charged by any Qualified Bank, and all contracts or arrangements entered into by the Trustee on behalf of the Fund shall include a notice of the unavailability of such funds for satisfaction of any claims on such contracts or arrangements.

          (f)     Distribution  of  Income.  The  Holders  of the Investor Units
                  ------------------------
shall  be  entitled  to  receive  distributions  as  provided in Section 3.2 and
Section  3.4  hereof.

          (g)     Transfer  of  the  Investor  Units.  Except for the redemption
                  ----------------------------------
rights described in Section 2.3(h) hereof, no Holder shall be entitled to sell, pledge, hypothecate, or otherwise transfer any portion of such Holder's Investor Units. Notwithstanding the foregoing, a Holder shall be entitled to pledge all or any potion of such Holder's Investor Units with the prior written consent of the Trustee, which may be withheld if such pledge would violate any provision of the Securities Act or any other applicable securities law or regulation.

          (h)     Redemption.  Investor  Units  may not be redeemed for a period
                  ----------
of 90 days following the purchase thereof (such period the "Initial 90-day Period"). Following the expiration of the Initial 90-day Period, each Holder shall be entitled, upon 30 days' advance written notice to the Trustee before the end of any calendar quarter, to have the Fund redeem all or any portion of such Holder's Investor Units. Notwithstanding the foregoing, a Holder may not be entitled to have the Fund redeem less than all of such Holder's Investor Units if, following such redemption, the Holder would own less than five Investor Units. The Holder's notice of request for redemption shall be delivered to the Trustee by certified mail, return receipt requested, indicate the number of Investor Units requested to be redeemed, and be signed by the Holder exactly as the Investor Units are registered in the Fund's Owner Ledger (e.g., a trustee or custodian must sign as such). The notice of request for redemption must also include the Holder's original Investor Unit Certificate(s). On or before the expiration of the 30-day period, the Trustee shall:

               (i) Determine the Redemption Value per Investor Unit of the Investor Units to be redeemed;

               (ii) Calculate the total amount due to the Holder by multiplying the number of Investor Units being redeemed by the Redemption Value per Investor Unit; and

               (iii) Forward the total amount due to the Holder in cash, pursuant to the instructions provided by such Holder in the redemption notice.

     In addition to the rights of each Holder to request the redemption of such Holder's Investor Units, the Fund shall be entitled, in its sole discretion, to redeem all of the Investor Units owned by any Holder at any time after the expiration of the Initial 90-Day Period. Should the Fund elect to redeem any Investor Units, the Trustee shall provide written notice to the applicable Holder, by certified mail, return receipt requested, and within 30 days of the Holder's receipt of such notice, the Trustee shall forward the total amount due to the Holder as a result of the Fund's redemption of all of such Holder's Investor Units, as calculated in accordance with this Section 2.3(h).

          (i)     Voting.  The  Holders  of  the  Investor  Units  shall  not be
                  ------
entitled to vote for the election of the Trustee of the Fund or for any other purpose. Notwithstanding the foregoing, if neither the Trustee nor any of the officers of the Fund, if any, have interacted with a Holder of Investor Units in any manner (whether by telephone, e-mail, facsimile or through the payment of Investor Returns) for a period in excess of 120 days and, despite the Holder's good faith efforts to contact such person(s), the Holder shall be unable to reach them, then the Holder shall be entitled to make a written request upon any circuit judge of Multnomah County, Oregon, acting as an individual and not in any judicial capacity, to remove the then current Trustee of the Fund and to appoint a successor trustee (the "Appointed Successor Trustee"). Any Appointed Successor Trustee appointed under this Section 2.3(i) shall be a bank with trust powers or a trust company, either state or national. Once appointed, the Appointed Successor Trustee shall be entitled to contact the Fund's accountant and obtain all records of the Fund in the possession of the accountant which would be useful or necessary in order to allow the Appointed Successor Trustee to contact each of the Holders of the Investor Units and to complete the redemption of all of the outstanding Investor Units in accordance with the provisions of this Declaration of Trust. Although any Appointed Successor Trustee shall possess and shall be entitled to exercise all powers and authority conferred on the Trustee in this Declaration of Trust, any such Appointed
Successor Trustee shall only exercise such powers and authority to the extent necessary to achieve the responsibilities discussed in the preceding sentence.

     At all times, the Trustee, on behalf of the Fund, shall provide the Fund's accountant with a duplicate set of all of the Fund's business records related to the Fund Expense Account, the Fund Investor Accounts, and the ownership of the Founders Units and the Investor Units, including, without limitation, the Owner Ledger, the Founders Unit Certificates and the Investor Unit Certificates.
Within five business days of any change in the Fund's accountant, the Trustee shall provide the name, address and telephone number of the Fund's new accountant to the Fund's attorneys and its registered agent in the State of Nevada. Upon request of any Appointed Successor Trustee, the Fund's attorneys or its registered agent shall be entitled to disclose the name of the Fund's then current accountant to the Appointed Successor Trustee. Upon the execution hereof, the Trustee, on its own behalf and on behalf of the Fund, shall be deemed to have waived any attorney/client privilege solely with respect to the information provided to the Fund's attorneys pursuant to this Section 2.3(i). Upon the request of any Holder of Investor Units, the Trustee shall provide such Holder with the names, addresses, and telephone numbers of the Fund's then current accountant and attorneys.

     2.4.     Records  of  Ownership.  Each  Founders  Unit Certificate and each
              ----------------------
Investor Unit Certificate issued by the Fund shall be recorded, along with all other appropriate information, in the Owner Ledger. The Owner Ledger shall be conclusive as to the number of issued and outstanding Units, and as to the Holder of each outstanding Unit.

     2.5.     No  Preemptive  Rights.  No  Holder shall have a preemptive or any
              ----------------------
other right to receive, purchase or subscribe for any additional Units issued by the Fund by reason of the Holder's ownership of any Unit.

                                   ARTICLE III
                               INCOME AND EXPENSES

     3.1.     Calculation  of  Quarterly Income and Payment of Expenses.  Within
              ---------------------------------------------------------
three business days of the end of each calendar quarter, the Trustee shall calculate the Quarterly Income. Prior to making any disbursements to the Holders, the Trustee shall utilize the Quarterly Income to pay all costs and expenses of the Fund, including any fees payable to the Qualified Bank(s) and the compensation payable to the Trustee. The liabilities, expenses and costs of the Fund (including the compensation due to the Trustee) will be charged only against the Quarterly Income, up to a maximum of 0.5 percent per quarter of the total amount on deposit during such quarter in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account. To the extent such liabilities, expenses and costs of the Fund exceed 0.5 percent per quarter (excluding the compensation due to the Trustee), any such excess shall be solely charged against the assets of the Founders Units and be payable by the Holders of the Founders Units. However, any such amount paid out of the Fund Expense Account in any given month may be recouped over the next two monthly periods, but only to the extent that the Quarterly Income for the subject calendar quarter exceeds the expenses for such month. For instance, if a portion of the Fund's expenses for the month of June are paid from the Fund Expense Account, such amount may be recouped from the Fund's Quarterly Income in excess of expenses in July and/or August, and any amount not recouped by the Fund in such months shall not be chargeable against Quarterly Income in any other month, regardless of the amount of income.

     None of the liabilities, expenses or costs of the Fund shall be chargeable against the Fund Investor Account. At all times, the Trustee shall ensure that the total monthly expenses of the Fund, including any compensation due to the Trustee, excluding taxes, shall not exceed 0.167 percent of the total amount on deposit during such month in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account.

     The only permitted charges against the Fund Investor Account are the insurance premiums for the insurance covering the Investor Units.

     3.2.     Distributions  to  the  Holders  of the Investor Units.  Following
              ------------------------------------------------------
payment of the expenses as provided in Section 3.1, the Trustee shall, out of the remaining Quarterly Income, distribute the quarterly Investor Returns to each Holder who has owned Investor Units for at least 45 days. If desired, any Holder of five or more Investor Units may utilize the Investor Returns paid to such Holder to purchase additional Investor Units. To the extent a Holder desires to do so and the Investor Returns paid to such Holder are not equally divisible by $5,000, the Trustee will, upon request, retain the uneven amount of such Holder's Investor Returns in the Fund Investor Account. Once the aggregate of all such uneven funds applicable to such Holder reaches an amount divisible by $5,000, such Holder will be deemed to have purchased an additional Investor Unit for each $5,000 applicable to such Holder.

     3.3.     Distributions to the Holders of the Founders Units.  To the extent
              --------------------------------------------------
any  Quarterly Income remains after the payment of the items required in Section
3.1 and Section 3.2 hereof, the Trustee shall be entitled to distribute such amount, pro rata, to the Holders of the Founders Units.

     3.4.     Additional Distributions to the Holders of the Investor Units.  In
              -------------------------------------------------------------
its sole discretion, the Trustee shall be permitted, after obtaining the written approval of a majority of the Holders of the Founders Units, to make additional distributions to the Holders of the Investor Units which are not otherwise prohibited by the provisions hereof. Any such additional distributions shall be made to the Holders of the Investor Units based on their respective ownership of the total number of Investor Units outstanding.

                                   ARTICLE IV
                                   THE TRUSTEE

     4.1.     Election  and Number.  At all times, there shall be one Trustee of
              --------------------
the Fund, and Gary L. Lancaster shall be the original Trustee. The Trustee shall hold office during the duration of the Fund and until its termination in accordance with this Declaration of Trust; provided, however:

          (a) The Trustee may resign (without need for prior or subsequent accounting) upon a minimum of 30 days' advance written notice to the Holders of the Founders Units. Any such resignation shall take effect upon the expiration of such 30-day time period or upon such later date as is specified in the notice of resignation.

          (b) The Trustee may be removed, with or without cause, by a written instrument signed by the Holders of at least two-thirds of the outstanding Founders Units.

     4.2.     Effect  of  Death,  Resignation,  etc.  of  a Trustee.  The death,
              -----------------------------------------------------
resignation, retirement, removal or incapacity of the Trustee shall not operate to annul the Fund or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Upon any such death, resignation, retirement, removal or incapacity of the Trustee, the Holders of the Founders Units shall be entitled to elect a successor Trustee. Any such successor Trustee elected under this Section 4.2 must be a qualified investment adviser, pursuant to the Investment Advisers Act of 1940, as amended, and any applicable state securities law or regulation.

     4.3.     Powers.  Subject  to  the provisions of this Declaration of Trust,
              ------
the Trustee shall have all powers necessary or convenient to carry out the management of the Fund, including, without limitation, the following powers:

          (a) To make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the management of the Fund;

          (b) To invest the cash contained in the Fund Expense Account and the Fund Investor Account, as provided herein;

          (c) To elect and remove such officers and appoint and terminate such agents as the Trustee considers appropriate;

          (d) To delegate such authority as the Trustee deems appropriate to any officer or employee of the Fund;

          (e) To collect all property due to the Fund; to pay all claims, including taxes, against the Fund's property; to prosecute, arbitrate, defend, compromise or abandon any claims relating to the Fund's property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Fund; and to enter into releases, agreements and other instruments;

          (f)     To  change  the  fiscal  year  of  the  Fund;  and

          (g) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinabove set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

                                    ARTICLE V
             COMPENSATION AND LIMITATION OF LIABILITY OF THE TRUSTEE

     5.1.     Compensation.  The Trustee will receive compensation from the Fund
              ------------
equal to the difference between the actual liabilities, expenses and costs of the Fund and 0.5 percent per quarter of the total amount on deposit during such quarter in the Fund's operational account, the Fund Expense Account, and the Fund Investor Account. If the liabilities, expenses and costs of the Fund exceed 0.5 percent per quarter, the Trustee shall receive no compensation for that quarter.

     The Trustee will not be entitled to any compensation from the Fund until all paid insurance premiums have been refunded to the investors out of the Quarterly Income. Any expenses of the Fund related to any offering of the Units to investors will likewise be paid out of any compensation which may be due to the Trustee. The Investor Units will not be charged with any such expenses.

     5.2.     Limitation  of Liability.  The Trustee shall not be responsible or
              ------------------------
liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Fund; provided, however, nothing herein shall protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations arising under this Declaration of Trust.

                                   ARTICLE VI
                                    INSURANCE

     6.1.     Insurance  Covering Investor Units.  Upon the purchase of Investor
              ----------------------------------
Units, each investor will receive an insurance policy issued by the Insurer, naming the investor as the insured, covering 100 percent of his principal investment. The policy will insure against any failure of the Fund to return all of the principal investment to the investor upon redemption of his Investor Units. The insurance premium will be an amount equal to three percent per annum of the total invested by an investor, payable at the time of investment, at the rate of 0.75 percent each quarter. Therefore, at the time each Investor Unit is purchased, each $5,000 invested will be subject to a charge of $37.50 per quarter. The Fund will debit the amount of the premium due for the insurance for the quarter in which an Investor Unit is purchased from the portion of the Fund Investor Account applicable to the investor. If less than a quarter remains after the Investor Unit is purchased, the amount of the insurance premium will be prorated for the time remaining in the quarter. Other aspects of the insurance are the following:

          (a) Any Fund Investor Account must be at a Qualified Bank acceptable to the Insurer. As of the date of this Declaration of Trust, the Qualified Bank is expected to be Barclays Bank PLC, New York, New York. In the event that another bank is selected, it must meet the definition of a Qualified Bank.

          (b) Any investor may have his Investor Units redeemed at the end of any quarter, thereby limiting his exposure for insurance premiums to only
0.75 percent of his total investment at that time for the quarter in which redemption occurs.

          (c) At any time when the principal amount of the Investor Units is increased or decreased, as the case may be, the amount of the insurance with respect to the applicable Investor Units will concurrently be increased or decreased, as appropriate.

          (d) If desired, the Fund may change the insurance company to act as the Insured. In such event, any newly selected insurance company must meet the definition of the Insured in this prospectus.

     6.2.     The  Insurance Policy.  The Insurer will issue a policy containing
              ---------------------
the  below-described  provisions  with  respect  to  the  Fund's Investor Units:

          (a) The policy will be delivered by the Insurer to each Holder of the Investor Units.

          (b) Under the policy, the Insurer unconditionally and irrevocably agrees to pay for disbursement to the Investor Unit Holders that portion of the Redemption Value per Investor Unit which is then due for redemption and which the Fund shall have failed to provide.

          (c) Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from an Investor Unit Holder or the paying agent to the Insurer that the required payment of principal value has not been made by the Fund to the Investor Unit Holder, on the due date of such payment or within 30 business day after receipt of notice of such nonpayment, whichever is later, the Insurer will make a deposit of funds, in an account with Barclays Bank PLC, New York, New York, or it's successor, as its agent (the "Fiscal Agent") sufficient to make the portion of such payment not paid by the Investor Unit Holder. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the Investor Unit Holder's right to receive such payment and any appropriate instruments of assignment required to vest all of the Investor Unit Holder's right to such payment in the Investor Units, the Fiscal Agent will immediately disburse such amount to the Investor Unit Holder.

          (d) As long as all premiums on the insurance policy are paid when they are due, the policy is non-cancelable for any reason.

                                   ARTICLE VII
                                 INDEMNIFICATION

     7.1.     Trustee,  Officers,  etc.  The Fund shall indemnify to the fullest
              -------------------------
extent of the law, as currently in effect or as hereafter amended, the Trustee and the Fund's officers and those who have ceased to be a Trustee or officer (each such person being referred to hereinafter as a "Covered Person") against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered
Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Fund or the Holders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     7.2.     Compromise  Payment.  As  to  any matter disposed of (whether by a
              -------------------
compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Fund or the Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Fund to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office. Any approval pursuant to this
Section 7.2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Article VII as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Fund or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     7.3.     Holders.  In case any Holder shall be held to be personally liable
              -------
solely by reason of such Holder's status as a Holder and not because of such Holder's acts or omissions or for some other reason, such Holder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular class of Units owned by such Holder.

     7.4.     Expenses  of Indemnification.  Expenses, including counsel fees so
              ----------------------------
incurred by any person entitled to indemnification pursuant to this Article VII (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article VII, provided that:

          (a)     Such  person  shall  provide  security  for  such undertaking;

          (b) The Fund shall be insured against losses arising by reason of such person's failure to fulfill the undertaking; or

          (c) If independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such person ultimately will be entitled to indemnification.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1.     Trustee's  Good  Faith  Action,  Expert Advice, No Bond or Surety.
              -----------------------------------------------------------------
The exercise by the Trustee of its powers and discretion hereunder shall be binding upon everyone interested. The Trustee shall not be liable except for its own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations arising under this Declaration of Trust, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustee may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustee and each officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of its officers or employees, or any accountants, appraisers or other experts or consultants selected with reasonable care by the Trustee, officers or employees of the Fund. The Trustee shall not be required to give any bond or surety.

     8.2.     Duration  and  Termination  of  the  Fund.  Unless  terminated  as
              -----------------------------------------
provided herein, the Fund shall continue without limitation of time. Provided no Investor Units are outstanding, the Fund may be terminated at any time by a majority vote of the Holders of the outstanding Founders Units. Upon the appointment of an Appointed Successor Trustee pursuant to Section 2.3(i) hereof, such Appointed Successor Trustee shall be entitled to terminate the Fund after redemption of all of the Investor Units.

     8.3.     Filing of Copies, References, Headings.  The original or a copy of
              --------------------------------------
this Declaration of Trust and of each amendment hereto shall be kept at the office of the Fund where it may be inspected by any Holder. In this instrument and in any such amendment, references to this instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this Declaration of Trust, as it may be amended form time to time. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

     8.4.     Organizational  Expenses.  In  the  event that any person advances
              ------------------------
the organizational expenses of the Fund, such advances shall become an obligation of the Fund subject to such terms and conditions as may be fixed by the Trustee, in its sole discretion.

     8.5.     Applicable Law.  This Declaration of Trust is made in the State of
              --------------
Nevada, and it is created under and is to be governed by and construed and administered according to the laws of such state.

     8.6.     Fiscal  Year.  The  fiscal year of the Fund shall begin on the 1st
              ------------
of  January  and  shall  end  on  December  31st  of  each  year.

     8.7.     Provisions in Conflict with Law or Regulations.  The provisions of
              ----------------------------------------------
this Declaration of Trust are severable, and, if the Trustee shall determine, with the advice of counsel, that any of such provisions is in conflict with any applicable laws and regulations, the conflicting provision shall be interpreted so as to effectuate as nearly as possible its original intent while complying with applicable law or regulation; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     IN WITNESS WHEREOF, the Trustee has executed this Declaration of Trust as of the date first written above.




                                        ----------------------------------------
                                        GARY  L.  LANCASTER,  Trustee

                                   Appendix B

              Historical Data Related to the Debt Securities Market


           RATING OF BONDS                    RATING OF BONDS
           ----------------                   ----------------
           AAA    AA2   A2                    AAA   AA2    A2
           ----  ----  ----                   ----  ----  ----
           AAA    AA    A    BLEND            AAA    AA    A    BLEND
           ----  ----  ----  -----            ----  ----  ----  -----
    1985                              1989
January      -     -     -     -   January      2     3     6     4
February    (0)    2     1    (0)  February    (2)   (3)   (1)   (2)
March       (1)   (6)  (11)  (12)  March       (2)    0    (6)   (2)
April       10    11    12    13   April        7     8    (4)    5
May         (7)   (5)   (1)   (4)  May          1    (1)    3     3
June         5    10    12    13   June         1    (4)    0    (2)
July        11     8    10    10   July         8     7    11    11
August      (3)   (1)    4    (0)  August       7     6     4     8
September   (6)   (6)   (2)   (5)  September   (8)   (7)   (7)   (8)
October     (0)    5    (8)    2   October     (1)    0     0     0
November    (4)    7     3     0   November     8     9    13    11
December    (2)   (4)    7     5   December     3     5     6     7
    1986                              1990
January     (1)    1    14     9   January      2     3     1     3
February    13     5   (13)   (1)  February    (1)  (10)  (13)  (10)
March       31    10    14    12   March        1     1     0     1
April       15    39    44    43   April        2    (1)   (3)   (3)
May          0    (1)    6     0   May         (1)   (0)   (3)   (1)
June       (28)  (33)  (44)  (42)  June        (1)   (2)   (3)   (2)
July        26    37    45    39   July        (0)   (2)   (0)    1
August       3    12     7    12   August       2     1     2     3
September    8     7    23    15   September   (4)   (3)    0     0
October    (21)  (21)  (34)  (30)  October      5     8    10    16
November    (4)   (8)   (8)   (6)  November    16    13    24    26
December    (6)  (13)   (7)   (5)  December     4     3    22     8
    1987                              1991
January    (15)  (17)  (13)  (18)  January      7     6     8     8
February    (9)  (17)  (15)  (22)  February     5    (2)   (1)   (5)
March        7     8     6     4   March       (8)   (6)  (17)  (19)
April      (11)  (14)  (21)  (16)  April       (6)   (9)  (19)  (14)
May         22    31    13    26   May         (1)   (3)   (8)   (6)
June        (2)   (8)    1    (7)  June        (4)   (6)   (7)   (7)
July         1    (2)   (1)   (0)  July        (5)   (2)   (3)   (5)
August      (6)   (8)   (5)   (6)  August      (1)    2    (2)   (1)
September   (3)   (6)   (6)   (8)  September    8     2     5     6
October      4     7     3     7   October      1     3     9     6
November    22    25    26    27   November    (1)   (0)   (4)    0
December   (14)  (16)  (16)  (16)  December    11     4     7     6
    1988                              1992
January      4    (7)   (2)   (2)  January      4     9    11    12
February     2     3     2    (2)  February   (14)  (14)  (13)  (17)
March       (6)   (3)   (6)   (2)  March       (7)   (8)  (12)   (9)
April       (6)   (1)   (8)   (6)  April       (4)   (4)   (7)   (5)
May         (1)   (3)   (2)   (3)  May         (6)    2    (1)   (3)
June        (5)   (8)   (6)   (8)  June        (7)   (2)   (6)   (4)
July        (3)   (6)   (5)   (4)  July         4     0     0     2
August      (5)   (3)   (5)   (5)  August       6     6     3     5
September   (4)   (3)   (6)   (6)  September    2     2     3     3
October      0    (1)   (0)    2   October      6     8     6     8
November    (2)   (5)   19     2   November     3    (5)    1     3
December    (4)   (2)   (9)   (6)  December    (4)   (5)   (3)   (5)
    1993                              1997
January     (2)    2     3     2   January      1    (0)    1    (1)
February    (5)    5    (1)    0   February    (4)   (1)   (2)   (3)
March       (1)    5     3     3   March       (0)   (1)   (3)   (3)
April       (3)   (5)   (6)   (4)  April        2     3     3     3
May         (1)   (1)    3    (0)  May          1     1     4     3
June        (7)   (8)   (9)   (9)  June        (2)   (3)   (4)   (3)
July        (1)    0    (1)   (1)  July         2     1     1     1
August       0    (3)   (3)   (3)  August      (1)   (1)   (1)   (2)
September   (1)   (1)    0     2   September    2     1     2     3
October      2     5     3     4   October      3     2     2     2
November    (3)   (2)   (1)   (4)  November    10     9    12    16
December    (5)   (3)   (4)   (4)  December     1    (1)   (1)   (0)
    1994                              1998
January     (2)   (2)   (3)   (2)  January     (5)   (1)   (1)   (4)
February    (6)   (3)   (7)   (6)  February     2     7    10     9
March       (1)   (4)   (7)   (5)  March       (1)   (4)   (6)   (4)
April        6     3     5     4   April       (1)   (1)   (2)   (2)
May         (4)   (3)   (1)   (1)  May         (2)    0    (1)   (2)
June        (2)    1     2     2   June         2     0     1     2
July        (1)   (1)   (4)   (1)  July         5     6     7     9
August      (2)   (3)   (4)   (4)  August       1     2     2     2
September   (2)   (1)   (4)   (4)  September   33    34    44    49
October      1     2     1     1   October      2     1    14     7
November     2     0     0    (0)  November    22    12    21    22
December     1     1     2     1   December   (24)  (18)  (35)  (29)
    1995                              1999
January      1    (0)    1     2   January      2    (0)    0     2
February    (0)    0     2     1   February   (11)   (5)   (8)   (7)
March       (4)   (1)   (2)   (4)  March       (2)   (5)   (7)   (9)
April       (1)    0     0    (1)  April        3     2     0    (1)
May         (2)   (2)   (3)   (4)  May         (1)   (3)   (6)   (8)
June         2     2     3     3   June         8     5     9     9
July         4     5     2     2   July         1     5     5     5
August      (2)   (2)   (3)   (3)  August      13    11    12    11
September   (3)   (5)   (4)   (4)  September    3     4     7     9
October      2     0    (1)   (0)  October     (4)   (0)   (3)   (3)
November     1     3     5     4   November    (7)   (7)   (8)   (8)
December     2    (0)    1     1   December    (8)   (6)   (9)   (9)
    1996                              2000
January     (1)   (2)   (1)    0   January      0    (3)    0    (4)
February    (0)    0    (1)   (0)  February    (0)    1    (3)   (4)
March       (2)    2    (2)   (2)  March        7    13    13    13
April        2     2     1     0   April       10    10    19    23
May         (2)   (3)   (3)   (2)  May         (1)    0     3     7
June        (3)   (3)   (3)   (4)  June        16    13    21    20
July         0    (2)    1    (0)  July        (6)   (4)   (4)   (9)
August      (0)   (1)   (1)   (1)  August      (6)   (2)   (4)   (5)
September   (1)    0     1     0   September   (6)   (0)    0     1
October     (0)   (1)   (1)   (2)  October     (4)   (6)   (7)   (3)
November    (1)   (2)   (2)   (0)  November     1     4    13    11
December    (1)   (1)    0    (0)  December     6     6    23    14
    2001                              2002
January     (1)   (5)    7     4   January      7     3     1    (1)
February   (10)  (17)  (29)  (23)  February   (12)  (25)    3    (6)
March        1    (7)   12     6   March       (2)   (2)   (7)    9
April        3    (1)   (5)    4   April        1    (5)   (9)  (10)
May         (7)   (6)  (13)  (17)  May         (5)   (3)   (0)   20
June        (1)   (3)  (15)   (7)  June        (5)   (8)  (13)  (27)
July         0     2     3     2   July        11     4    20    27
August      (3)   (2)  (11)   (6)  August       5    13    47    50
September    0     1     8     4   September  (13)    0   (14)  (22)
October      6    33    49    39
November    (6)  (11)  (16)    6
December    (5)    0   (27)  (18)